     As filed with the Securities and Exchange Commission on April 29, 2002

                                             1933 Act Registration No. 333-41172


                       SECURITIES AND EXCHANGE COMMISSION
                       ==================================
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                        COMPANION LIFE SEPARATE ACCOUNT B
                        ---------------------------------
                              (Exact Name of Trust)

                        COMPANION LIFE INSURANCE COMPANY
                        --------------------------------
                               (Name of Depositor)


                                303 Merrick Road
                            Lynbrook, New York 11563
              (Address of Depositor's Principal Executive Offices)

                              Name and Address of
                               Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: mike.huss@mutualofomaha.com
                                ---------------------------

                 Flexible Premium Variable Life Insurance Policy
                     (Title of securities being registered)

It is proposed that this filing will become effective (check appropriate box):

     |_| Immediately upon filing pursuant to paragraph (b).

     |X| On May 1, 2002 pursuant to paragraph (b) of Rule 485.

     |_| 60 days after filing pursuant to paragraph (a)(1).

     |_| On [date] pursuant to paragraph (a)(i) of Rule 485.

     If appropriate, check the following box:

        |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        |_| Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                                    ---------

                        COMPANION LIFE SEPARATE ACCOUNT B

                       Registration Statement on Form S-6
                              Cross-Reference Sheet



Form N-8B-2
Item No.          Caption in Prospectus
-----------       ---------------------
 1                Cover Page
 2                Cover Page
 3                Inapplicable
 4                Policy Distributions
 5                About Us
 6                Variable Investment Options
 9                Inapplicable
 10(a)            Policy Application and Issuance
 10(b)            Policy Distributions
 10(c), (d), (e) Policy Distributions; Lapse and Grace Period; Reinstatement 10(f), (g), (h) Voting Rights; Tax Matters
 10(i)            Important Policy Provisions
 11               Variable Investment Options
 12               Variable Investment Options; Policy Distributions
 13               Expenses; Tax Matters; Policy Distributions; Appendix A
 14               Policy Application and Issuance
 15               Policy Application and Issuance
 16               Variable Investment Options
 17               Captions referenced under Items 10(c), (d), (e) and (i) above
 18               Variable Investment Options
 19               Reports to You; Voting Rights; Policy Distributions
 20               Captions referenced under Items 6 and 10(g) above
 21               Policy Loans
 22               Inapplicable
 23               Policy Distributions
 24               Important Policy Provisions
 25               About Us
 26               Policy Distributions
 27               About Us
 28               Our Management
 29               About Us
 30               Inapplicable
 31               Inapplicable
 32               Inapplicable
 33               Inapplicable
 34               Inapplicable
 35               About Us
 36               Inapplicable
 37               Inapplicable
 38               Policy Distributions
 39               Policy Distributions
 40               Inapplicable
 41(a)            Policy Distributions
 42               Inapplicable
 43               Inapplicable
 44(a)            Variable Investment Options; Policy Application and Issuance
 44(b)            Expenses; Policy Distributions
 44(c)            Expenses
 45               Inapplicable

Form N-8B-2
Item No.        Caption in Prospectus
-----------     ---------------------
46              Variable Investment Options; Captions referenced
                under Items 10(c), (d), and (e) above
47              Inapplicable
48              About Us
49              Inapplicable
50              Variable Investment Options
51              Cover Page, Introduction and Summary, Important
                Policy Provisions, Tax Matters, Policy Distributions
52              Tax Matters
53              Tax Matters
54              Inapplicable
55              Inapplicable
59              Financial Statements

--------------------------------------------------------------------------------
                                                         PROSPECTUS: May 1, 2002

                                                             ULTRA VARIABLE LIFE
[LOGO] COMPANION                                     Individual Flexible Premium
       OF NEW YORK                             Variable Universal Life Insurance
--------------------------------------------------------------------------------

     This Prospectus describes ULTRA VARIABLE LIFE, a variable universal life insurance policy offered by Companion Life Insurance Company. The minimum specified amount of insurance coverage is $100,000.

--------------------------------------------------------------------------------
     The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.


          The Policy includes 30 variable options (where you have the investment risk) with investment portfolios from:

       .  The Alger American Fund
       .  Deutsche Asset Management VIT Funds
       .  Federated Insurance Series
       . Fidelity Variable Insurance Products Funds and Variable Insurance Products Fund II
       .  MFS Variable Insurance Trust
       .  Pioneer Variable Contracts Trust
       .  Scudder Variable Series I Fund
       . T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc. and International Series, Inc.
       .  Van Kampen Universal Institutional Funds, Inc.

     and two fixed rate options (where we have the investment risk).
--------------------------------------------------------------------------------

     The variable options are not direct investments in mutual fund shares, but are offered through Subaccounts of Companion Life Separate Account B. The value of your Policy will go up or down based on the investment performance of the variable options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable options. The amount of the death benefit can also vary as a result of investment performance.

--------------------------------------------------------------------------------
     Please Read This Prospectus Carefully.  It provides information you should
     -------------------------------------
     consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

     The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the
           ------------------
     Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).
--------------------------------------------------------------------------------

     The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

            Remember that the Policy and the investment portfolios:

             .  are subject to risk, including possible loss of principal
                ---
             .  are not bank deposits
                    ---
             .  are not government insured
                    ---
             .  are not endorsed by any bank or government agency
                    ---
             .  may not achieve their goals
                    ---

--------------------------------------------------------------------------------
           COMPANION LIFE INSURANCE COMPANY, Variable Product Services
            P O. Box 3664, Omaha, Nebraska 68103-0664 1-800-494-0067
--------------------------------------------------------------------------------

-----------------------------------------------------------
CONTENTS                                                                               Pages
               DEFINITIONS                                                               3
             ----------------------------------------------------------------------------------
               INTRODUCTION AND SUMMARY
                    Comparison to Other Policies and Investments                        4-5
                    How the Policy Operates                                             6-7
                    Series Fund Charges                                                 8-9
             ----------------------------------------------------------------------------------
               ABOUT US                                                                  9
             ----------------------------------------------------------------------------------
               INVESTMENT OPTIONS
                    Variable Investment Options                                        10-13
                    Fixed Rate Options                                                 14-15
                    Transfers                                                           15
                    Dollar Cost Averaging                                              15-16
                    Systematic Transfer Enrollment Program                              16
                    Asset Allocation Program                                            17
                    Rebalancing Program                                                 18
             ----------------------------------------------------------------------------------
               IMPORTANT POLICY PROVISIONS
                    Policy Application and Issuance                                    19-29
                    Accumulation Value                                                 20-21
                    Lapse and Grace Period                                             21-22
                    Continuation of Insurance                                          22-23
                    Paid-Up Life Insurance                                              23
                    Misstatement of Age or Sex                                          23
                    Suicide                                                             24
                    Incontestability                                                    24
                    Telephone Transactions                                              24
                    Reinstatement                                                      24-25
                    Maturity Date                                                       25
                    Delay of Payments                                                   25
                    Minor Owner or Beneficiary
             ----------------------------------------------------------------------------------
               EXPENSES
                    Deductions from Premium                                             26
                    Monthly Deduction                                                  26-27
                    Transfer Charge                                                     27
                    Surrender Charge                                                   27-28
                    Series Fund Charges                                                 28
             ----------------------------------------------------------------------------------
               POLICY DISTRIBUTIONS
                    Policy Loans                                                        29
                    Surrender                                                           29
                    Partial Withdrawals                                                 30
                    Death Benefit                                                      30-31
                    Payment of Proceeds                                                31-33
             ----------------------------------------------------------------------------------
               FEDERAL TAX MATTERS
                    Life Insurance Qualification                                        34
                    Tax Treatment of Loans and Other Distributions                     34-35
                    Other Policy Owner Tax Matters                                     35-36
             ----------------------------------------------------------------------------------
               MISCELLANEOUS
                    Our Management                                                      37
                    Distribution of the Policies                                        37
                    Sales to Employees                                                  37
                    Voting Rights                                                       37
                    Distribution of Materials                                           38
                    State Regulation                                                    38
                    Legal Proceedings                                                   38
                    Experts                                                             38
                    Reports to You                                                      38
                    Do You Have Questions?                                              38
             ----------------------------------------------------------------------------------
               ILLUSTRATIONS                                                           39-51
             ----------------------------------------------------------------------------------
               FINANCIAL STATEMENTS                                                     52

-----------------------------------------------------------
DEFINITIONS


Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

Allocation Date is the first Business Day following the completion of your "right to examine period."

Beneficiary is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge which includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

Net Amount at Risk means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

No Lapse Period is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a flexible premium variable universal life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, Companion is Companion Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is Companion Life Separate Account B, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664.


You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

-----------------------------------------------------------

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

-----------------------------------------------------------
INTRODUCTION AND SUMMARY

     This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable universal life insurance policy issued by Companion Life Insurance Company. The Policy pays a death benefit upon the insured's death, and a Cash Surrender Value is available if you surrender the Policy. The insured person cannot be over 90 when we issue the Policy. You have flexibility under the Policy; within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. The minimum initial premium is the amount necessary to purchase $100,000 of insurance coverage.

     The Policy is a variable universal life Policy, which means that you can allocate your premium to as many as 30 different variable investment options, where you can gain or lose money on your investment. You may also allocate your premiums to fixed rate options, where we guarantee you will earn a fixed rate of interest. The death benefit can also vary up or down as a result of that investment experience. However, the death benefit will not be less than the current specified amount of insurance coverage less any outstanding Policy loans and unpaid loan interest.

     There is no guaranteed minimum Accumulation Value. Regardless of whether you pay the planned premiums, the Policy could lapse if the Accumulation Value is not sufficient to pay the Monthly Deduction. However, the Policy will not lapse during the No-Lapse Period, if you pay the required premium.

     The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular Series Fund. You may transfer your Accumulation Value among the Subaccounts and between the Subaccounts and the fixed rate options, subject to certain restrictions (in particular, restrictions on transfers out of the fixed rate options).

     You can surrender the Policy completely, make a partial cash withdrawal, and take out a Policy loan, subject to certain restrictions. However, surrenders, withdrawals and loans may be taxable and subject to a penalty tax.

     Buying the Policy might not be a good way of replacing existing life insurance, especially if you already own a flexible premium variable life insurance policy.

[_]  COMPARISON TO OTHER POLICIES AND INVESTMENTS

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

--------------------------------------------------------------------------------


A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself, therefore the Policy will provide no additional tax advantage if it is funded from a tax-qualified retirement plan. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models.

--------------------------------------------------------------------------------

     Compared to other life insurance policies. In many respects, the Policy is
     -----------------------------------------
similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

     Compared to mutual funds. The Policy is designed to provide life insurance
     ------------------------
protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

..    The Policy provides a- death benefit based on the life of the insured.
..    The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).
..    Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
..    We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
..    Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
..    Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by New York law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.
..    Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
..    You can make transfers from one underlying investment portfolio to another without tax liability.
..    Premature withdrawals may be subject to a 10% federal tax penalty. Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
..    The Policy might be a "modified endowment contract." If it is, then (a)
     there will be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as withdrawals.
..    New York insurance law grants you 10 days to review your policy and cancel it for a return of premium paid.

[_]   HOW THE POLICY OPERATES

     The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.


           ----------------------------------------------------------
                                POLICY FLOW CHART
           ----------------------------------------------------------

                                     PREMIUM

            . The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).
            . Additional premium payments may be required pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.
            . Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.
           ----------------------------------------------------------


           ----------------------------------------------------------

                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

            Premium Charges per premium payment:
            . 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay).
            .    $2 from each premium for premium processing
                 expenses.
           ----------------------------------------------------------



     ----------------------------------------------------------------------

                              INVESTMENT OF PREMIUM

      . You direct the allocation of all net premiums among the 30 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
     ----------------------------------------------------------------------

    ----------------------------------------------------------------------------

                          CHARGES DEDUCTED FROM ASSETS

    . We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
         - 0.70% for mortality and expense risk charge during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 will never exceed the guaranteed maximum charge of 0.55%.
         - $7 administrative charge.
         - A cost of insurance charge (based on the Net Amount at Risk).
         - Rider charges (if any).
    . $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
    . Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
    ----------------------------------------------------------------------------


       -------------------------------------------------------------------------

                               ACCUMULATION VALUE

       . Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
       . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
       .    Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.
       .    Dollar cost averaging, asset allocation and rebalancing programs are available.
       . Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           ACCUMULATION VALUE BENEFITS

..      After the first Policy Year you can take loans for amounts up to 100% of
       Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the Policy in force for at least one month) at a net annual interest rate charge of 2%.
..      Preferred loans are available beginning in the 10/th/ Policy Year and later with a net interest rate charge of 0%. All loans become preferred loans beginning in the 10/th/ Policy Year.
..      You can surrender the Policy in full at any time for its Cash Surrender
       Value, or withdraw part of the Accumulation Value (after the first Policy
       Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.
..      If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.
..      Fixed and variable payout options are available.

                                  DEATH BENEFIT

..      Received income tax free to Beneficiary.
..      Available as lump sum or under a variety of payout options.
..      Two death benefit options are available:
       (1) greater of (a) current specified amount; or (b) Accumulation Value on the date of death plus a corridor amount; or
       (2) Accumulation Value plus the greater of (a) the current specified amount, or (b) a corridor amount.
..      Flexibility to change death benefit option and specified amount of insurance coverage.
..      Rider benefits are available.

Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest.

--------------------------------------------------------------------------------

[_]  SERIES FUND CHARGES

     Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. Here is a table of portfolio annual expenses for 2001. Expenses could be higher or lower in the future. These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements can be terminated at any time.

====================================================================================================================================
Series Fund Annual Expenses/1/                             Management         12b-1 Fees      Other Expenses      Total Portfolio
------------------------------
(as a percentage of average net assets)                       Fees          (distribution    ( after expense      Annual Expenses
                                                           (after fee       administration  reimbursement)/(a)/  (after fee waiver
                                                          waiver)/(a)/         expense)                             and expense
Portfolio:                                                                                                      reimbursement)/(a)/
----------
====================================================================================================================================
Alger American Growth                                       0.75%               0.00%             0.06%               0.81%
Alger American Small Capitalization                         0.85%               0.00%             0.07%               0.92%
Federated Fund for U.S. Government Securities II  /(a)/     0.60%               0.00%             0.14%               0.74%
Federated Prime Money Fund II                     /(a)/     0.50%               0.00%             0.16%               0.66%
Fidelity VIP II Asset Manager: Growth                       0.58%               0.00%             0.15%               0.73%
Fidelity VIP II Contrafund                                  0.58%               0.00%             0.10%               0.68%
Fidelity VIP Equity Income                                  0.48%               0.00%             0.10%               0.58%
Fidelity VIP II Index 500                         /(a)/     0.24%               0.00%             0.04%               0.28%
MFS Capital Opportunities Series                  /(a)/     0.75%               0.00%             0.16%               0.91%
MFS Emerging Growth Series                                  0.75%               0.00%             0.12%               0.87%
MFS High Income Series                            /(a)/     0.75%               0.00%             0.16%               0.91%
MFS Research Series                                         0.75%               0.00%             0.15%               0.90%
MFS Strategic Income Series                       /(a)/     0.75%               0.00%             0.17%               0.92%
Pioneer Equity-Income VCT                                   0.65%               0.25%             0.12%               1.02%
Pioneer Fund VCT                                            0.65%               0.25%             0.14%               1.04%
Pioneer Growth Shares VCT                                   0.70%               0.25%             0.63%               1.58%
Pioneer Mid-Cap Value VCT                                   0.65%               0.00%             0.14%               0.79%
Pioneer Real Estate Growth VCT                              0.80%               0.00%             0.36%               1.16%
Scudder VIT EAFE(R)Equity Index Fund              /(a)/     0.45%               0.00%             0.20%               0.65%
Scudder VS1Global Discovery                                 0.98%               0.25%             0.24%               1.47%
Scudder VS1 Growth and Income                               0.48%               0.25%             0.08%               0.81%
Scudder VS1 International                                   0.84%               0.00%             0.16%               1.00%
Scudder  VIT Small Cap Index Fund                 /(a)/     0.35%               0.00%             0.10%               0.45%
T. Rowe Price Equity Income                       /(b)/     0.00%               0.00%             0.85%               0.85%
T. Rowe Price International  Stock                /(b)/     0.00%               0.00%             1.05%               1.05%
T. Rowe Price Limited-Term Bond                   /(b)/     0.00%               0.00%             0.70%               0.70%
T. Rowe Price New America Growth                  /(b)/     0.00%               0.00%             0.85%               0.85%
T. Rowe Price Personal Strategy Balanced          /(b)/     0.00%               0.00%             0.90%               0.90%
Van Kampen UIF Emerging Markets Equity            /(a)/     0.98%               0.00%             0.87%               1.85%
Van Kampen UIF Fixed Income                       /(a)/     0.39%               0.00%             0.31%               0.70%
====================================================================================================================================

/(a)/ Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:
/(b)/  T. Rowe Price Funds do not itemize management fees and other expenses.

                                                                                                                 Total Portfolio
           Portfolio                                    Management Fees       12b-1 Fees     Other Expenses      Annual Expenses
         ---------------------------------------------------------------------------------------------------------------------------
           Federated Prime Money Fund II                    0.50%               0.00%             0.41%               0.91%
           Federated Fund for U.S. Government
             Securities II                                  0.60%               0.00%             0.39%               0.99%
           Fidelity VIP II Index 500                        0.24%               0.00%             0.11%               0.35%
           MFS Capital Opportunities Series                 0.75%               0.00%             0.21%               0.96%
           MFS High Income Series                           0.75%               0.00%             0.26%               1.01%
           MFS Strategic Income Series                      0.75%               0.00%             0.37%               1.12%
           Scudder VIT EAFE(R)Equity Index Fund             0.45%               0.00%             0.36%               0.81%
           Scudder VIT Small Cap Index Fund                 0.35%               0.00%             0.28%               0.63%
           Van Kampen UIF Emerging Markets Equity           1.25%               0.00%             0.87%               2.12%
           Van Kampen UIF Fixed Income                      0.40%               0.00%             0.31%               0.71%
====================================================================================================================================

_____________________
/1/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2001, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

     The ILLUSTRATIONS section at the end of this Prospectus has tables demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return. These tables may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon your specific situation.

                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.

-----------------------------------------------------------
ABOUT US

     We are Companion Life Insurance Company, a stock life insurance company organized under the laws of the State of New York in 1949. We are a wholly-owned subsidiary of United of Omaha Life Insurance Company, which is a subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. Companion is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in New York.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

-----------------------------------------------------------
INVESTMENT OPTIONS

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.
--------------------------------------------------------------------------------

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

     You can choose among 30 variable investment options and two-fixed rate options.

[_]  VARIABLE INVESTMENT OPTIONS

--------------------------------------------------------------------------------
The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.


For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

     The Variable Account, Companion Life Separate Account B, provides you with 30 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.

-----------------------------------------------------------------------------------------------------------------------------
                                       Variable Investment Options
  Asset Category                 Under Companion Life Separate Account B
        (*)                             (Series Fund - Portfolio)                                    Objective
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets        Van Kampen Universal Institutional Funds, Inc. -            Long-term capital appreciation
Equity                  Van Kampen UIF Emerging Markets Equity Portfolio /(6)/
                        -----------------------------------------------------------------------------------------------------
                                                          Emerging market country securities
-----------------------------------------------------------------------------------------------------------------------------
                        Deutsche Asset Management VIT Funds -                       Long-term capital appreciation
                        Scudder VIT EAFE(R)Equity Index Fund Portfolio /(11)/
                        -----------------------------------------------------------------------------------------------------
                                       Statistically selected sample of the securities found in the EAFE(R)Index
                        -----------------------------------------------------------------------------------------------------
                        Scudder Variable Series I Fund -                            Long-term capital appreciation
                        Scudder VS1 Global Discovery Portfolio /(8)/
                        -----------------------------------------------------------------------------------------------------
                                                    Small companies in the U.S. or foreign markets
                        -----------------------------------------------------------------------------------------------------
International Equity    Scudder Variable Series I Fund -                            Long-term capital appreciation
                        Scudder VS1 International Portfolio /(8)/
                        -----------------------------------------------------------------------------------------------------
                                        Common stocks of companies which do business outside the United States
                        -----------------------------------------------------------------------------------------------------
                        T. Rowe Price International Series, Inc. -                  Long-term capital appreciation
                        T. Rowe Price International Stock Portfolio /(9)/
                        -----------------------------------------------------------------------------------------------------
                                                          Common stocks of foreign companies
-----------------------------------------------------------------------------------------------------------------------------
                        Pioneer Variable Contracts Trust -                          Long-term capital appreciation with
Real Estate Equity      Pioneer Real Estate Growth VCT Portfolio /(7)/              current income
                        -----------------------------------------------------------------------------------------------------
                                    Real estate investment trusts (REITs) and other real estate industry companies
-----------------------------------------------------------------------------------------------------------------------------
                        Alger American Fund -                                       Long-term capital appreciation
                        Alger American Small Capitalization Portfolio /(1)/
                        -----------------------------------------------------------------------------------------------------
Small-Cap Equity               Equity securities of companies with total market capitalization of less than $1 billion
                        -----------------------------------------------------------------------------------------------------
                        Deutsche Asset Management VIT Funds -                       Long-term capital appreciation
                        Scudder VIT Small Cap Index Fund Portfolio /(11)/
                        -----------------------------------------------------------------------------------------------------
                                   Statistically selected sample of the securities found in the Russell 2000(R)Index
-----------------------------------------------------------------------------------------------------------------------------
                        Pioneer Variable Contracts Trust -                          Long-term capital appreciation
Mid-Cap Equity          Pioneer Mid-Cap Value VCT Portfolio /(7)/
                        -----------------------------------------------------------------------------------------------------
                                                           Currently undervalued companies
-----------------------------------------------------------------------------------------------------------------------------
                        Alger American Fund -                                       Long-term capital appreciation
                        Alger American Growth Portfolio /(1)/
                        -----------------------------------------------------------------------------------------------------
                               Equity securities of companies with total market capitalization of more than $1 billion
                        -----------------------------------------------------------------------------------------------------
                        Fidelity Variable Insurance Products Fund II -              Long-term capital appreciation
                        Fidelity VIP II Contrafund Portfolio /(3)/
                        -----------------------------------------------------------------------------------------------------
                                                          Currently undervalued companies
                        -----------------------------------------------------------------------------------------------------
                        Fidelity Variable Insurance Products Fund II -              Long-term capital appreciation with
                        Fidelity VIP II Index 500 Portfolio /(3)/                   current income
                        -----------------------------------------------------------------------------------------------------
                                               Stocks that comprise the Standard and Poor's 500 Index
                        -----------------------------------------------------------------------------------------------------
                        MFS Variable Insurance Trust -                              Long-term capital appreciation
                        MFS - Emerging Growth Series Portfolio /(5)/
                        -----------------------------------------------------------------------------------------------------
                                       Common stocks of small and medium-sized companies with growth potential
                        -----------------------------------------------------------------------------------------------------
Large-Cap Growth        MFS Variable Insurance Trust -                              Long-term capital appreciation
Equity                  MFS - Research Series Portfolio /(5)/
                        -----------------------------------------------------------------------------------------------------
                                      Research analyst's recommendations for best expected capital appreciation
                        -----------------------------------------------------------------------------------------------------
                        Pioneer Variable Contracts Trust -                          Long-term capital appreciation
                        Pioneer Growth Shares VCT Portfolio /(7)/
                        -----------------------------------------------------------------------------------------------------
                              Focus on secular trends, competitive strength and return on incremental invested capital
                        -----------------------------------------------------------------------------------------------------
                        T. Rowe Price Equity Series, Inc. -                         Long-term capital appreciation
                        T. Rowe Price New America Growth Portfolio /(10)/
                        -----------------------------------------------------------------------------------------------------
                                        Common stocks of U.S. companies in the service sector of the economy
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                  Variable Investment Options
  Asset Category            Under Companion Life Separate Account B
        (*)                        (Series Fund - Portfolio)                                    Objective
-----------------------------------------------------------------------------------------------------------------------------
                        Fidelity Variable Insurance Products Fund -                 Dividend income & capital appreciation
                        Fidelity VIP Equity Income Portfolio /(3)/
                        -----------------------------------------------------------------------------------------------------
                                                         Income-producing equity securities
                        -----------------------------------------------------------------------------------------------------
                        MFS Variable Insurance Trust -                              Long-term capital appreciation
                        MFS - Capital Opportunities Series Portfolio /(5)/
                        -----------------------------------------------------------------------------------------------------
                                                  Common stocks of domestic and foreign companies
                        -----------------------------------------------------------------------------------------------------
                        Pioneer Variable Contracts Trust -                          Current income & long-term growth
                        Pioneer Equity-Income Fund VCT Portfolio /(7)/
                        -----------------------------------------------------------------------------------------------------
Large-Cap Value Equity                   Focus on large, strong companies with histories of dividend growth
                        -----------------------------------------------------------------------------------------------------
                        Pioneer Variable Contracts Trust -                          Capital growth with current income
                        Pioneer Fund VCT Portfolio /(7)/
                        -----------------------------------------------------------------------------------------------------
                                          Emphasizes high-quality, value and long-term earnings potential
                        -----------------------------------------------------------------------------------------------------
                        Scudder Variable Series I Fund -                            Long-term capital appreciation with
                        Scudder VS1 Growth and Income Portfolio /(8)/               current income
                        -----------------------------------------------------------------------------------------------------
                                                   Common stocks of large, established companies
                        -----------------------------------------------------------------------------------------------------
                        T. Rowe Price Equity Series, Inc. -                         Dividend income & capital appreciation
                        T. Rowe Price Equity Income Portfolio /(10)/
                        -----------------------------------------------------------------------------------------------------
                                               Dividend-paying common stocks of established companies
-----------------------------------------------------------------------------------------------------------------------------
Hybrid                  Fidelity Variable Insurance Products Fund II -              Long-term capital appreciation
                        Fidelity VIP II Asset Manager: Growth Portfolio /(3,4)/
                        -----------------------------------------------------------------------------------------------------
                                           Domestic and foreign stocks, bonds and short-term investments
                        -----------------------------------------------------------------------------------------------------
                        T. Rowe Price Equity Series, Inc. -                         Capital appreciation & dividend income
                        T. Rowe Price Personal Strategy Balanced Portfolio
                        /(10)/
                        -----------------------------------------------------------------------------------------------------
                                         Diversified portfolio of stocks, bonds and money market securities
-----------------------------------------------------------------------------------------------------------------------------
International Fixed     MFS Variable Insurance Trust -                              Seeks income & capital appreciation
Income                  MFS - Strategic Income Series Portfolio /(5)/
                        -----------------------------------------------------------------------------------------------------
                                                           International government bonds
-----------------------------------------------------------------------------------------------------------------------------
High Yield Fixed        MFS Variable Insurance Trust -                              High current income and capital
Income                  MFS - High Income Series Portfolio /(5)/                    appreciation
                        -----------------------------------------------------------------------------------------------------
                                       Diversified bond portfolio, some of which may involve equity features
-----------------------------------------------------------------------------------------------------------------------------
                        Van Kampen Universal Institutional Funds, Inc. -            Above average return from a diversified
                        Van Kampen UIF Fixed Income Portfolio /(6)/                 portfolio of fixed income securities
                        -----------------------------------------------------------------------------------------------------
Intermediate-Term /                   Medium to high quality fixed income investments of intermediate maturity
Long-Term Fixed Income  -----------------------------------------------------------------------------------------------------
                        Federated Insurance Series -                                Current income
                        Federated Fund for U.S. Gov't Securities II Portfolio
                        /(2)/
                        -----------------------------------------------------------------------------------------------------
                                                               U.S. Government bonds
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed        T. Rowe Price Fixed Income Series, Inc. -                   High level of current income consistent
Income                  T. Rowe Price Limited-Term Bond Portfolio /(10)/            with modest price fluctuations
                        -----------------------------------------------------------------------------------------------------
                                            Short and intermediate-term investment grade debt securities
-----------------------------------------------------------------------------------------------------------------------------
                        Federated Insurance Series -                                Current income consistent with the
Cash                    Federated Prime Money Fund II Portfolio /(2)/               stability of principal
                        -----------------------------------------------------------------------------------------------------
                                                       High-quality money market instruments
-----------------------------------------------------------------------------------------------------------------------------


(*) Asset category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure that any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

Investment advisers of the Series Funds:

    /(1)/     Fred Alger Management, Inc.
    /(2)/     Federated Investment Management Company.
    /(3)/     Fidelity Management & Research Company.
    /(4)/     Fidelity Management & Research (U.K.) Inc., and Fidelity
              Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
    /(5)/     Massachusetts Financial Services Company.
    /(6)/     Morgan Stanley Asset Management Inc.
    /(7)/     Pioneer Investment Management, Inc.
    /(8)/     Scudder Kemper Investments, Inc.
    /(9)/     T. Rowe Price-Fleming International, Inc., a joint venture between
              T. Rowe Price Associates, Inc. and Robert Fleming Holdings
              Limited.
    /(10)/    T. Rowe Price Associates, Inc.
    /(11)/    Deutsche Asset Management, Inc.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion. The Variable Account was established as a separate investment account of Companion under New York law on August 27, 1996. Under New York law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and
             ----------------------------------------------------------------
they could go down in value. Each portfolio operates as a separate investment
---------------------------
fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

Adding, Deleting, or Substituting Variable Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS

--------------------------------------------------------------------------------
The actual net effective minimum interest rate, after deduction of the mortality
           ---                                  -----
and expense risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter.
--------------------------------------------------------------------------------

     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not
                                  -------------------------------------------
credit more interest than will yield 4.0% per year for the life of the Policy.
-----------------------------------------------------------------------------
We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, please see the Policy.

Systematic Transfer Account


--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of Companion. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of the deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.0%. Funds may not be transferred from the Subaccounts or the fixed account to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 13 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Account

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4.0% compounded annually. However, we have complete discretion to declare interest in
                     -----------------------------------------------------------
excess of the guaranteed minimum rate, or not to declare any excess interest.
-----------------------------------------------------------------------------
You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     (i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

     (ii) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

     (iii) any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

(iv) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a loan account, plus
(v)  interest at the guaranteed minimum interest rate, and plus
(vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.


[_]  TRANSFERS


     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Policy value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

Transfer Rules:

..    We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
..    The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
..    The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.
..    A transfer from the fixed account:
     -   may be made only once each Policy Year (unless the dollar cost averaging program is elected);
     -   is free;
     -   may be delayed up to six months;
     -   does not count toward the 12 free transfer limit; and
     - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
..    We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time.
..    If the accumulation value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime
     Money Fund II portfolio.
..    Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
..    If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
..    Transfers result in the cancellation of accumulation units in the
     Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
..    We specifically reserve the right to disallow transfers into any Subaccount if, in our judgment, the transfer is made for "market timing" purposes.
..    We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-party Transfers

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.


--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------


[_]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

..  The dollar cost averaging program is free.
..  We must receive notice of your election and any changed instruction ---
   either Written Notice or an authorized telephone transaction.
.. Automatic transfers can occur monthly, quarterly, semi-annually, or annually. .. There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
..  Amount of each transfer must be at least $100, and must be $50 per
   Subaccount.
.. If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
.. You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
.. You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
.. Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine period".

[_]  SYSTEMATIC TRANSFER ENROLLMENT
     PROGRAM ("STEP program")

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 13-month period. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

STEP Program Rules:

..  The STEP program is free.
.. Can only be selected on the initial application, or for amounts transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer.
..  Must have at least $5,000 in the systematic transfer account to begin the program.
.. Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
..  Transfers must be at least $50 per Subaccount.
.. No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.
.. Upon receipt of funds by Section 1035 exchange or for an IRA rollover or exchange, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
..  Cannot begin before the end of the Policy's "right to examine" period.
.. You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
..  No transfers may be made into the systematic transfer account.
..  No portion of any loan repayment will be allocated to the systematic transfer account.
.. All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
.. The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[_]   ASSET ALLOCATION PROGRAM

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.
--------------------------------------------------------------------------------

     The asset allocation program allows you to allocate premiums and Policy value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

Asset Allocation Program Rules:

..  The asset allocation program is free.
..  You must request the asset allocation program in the Policy application or by
   Written Notice or an authorized telephone transaction.
..  Changed instructions, or a request to end this program, must also be by
   Written Notice or an authorized telephone transaction.
..  You must have at least $10,000 of Accumulation Value (other than amounts in a
   Loan Account) to begin the asset allocation program.
..  Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
.. The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.
.. The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.

The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.


---------------------------------------------------------------------------------------------------------------------------------
                                                    ASSET ALLOCATION MODELS
                                                      CURRENT ALLOCATIONS*
---------------------------------------------------------------------------------------------------------------------------------
                                                  Principal         Portfolio        Income          Capital           Equity
                                                  Conserver         Protector        Builder       Accumulator       Maximizer
                                               (conservative)      (moderately     (moderate)      (moderately      (aggressive)
                 Portfolio                            %          conservative) %        %          aggressive)%          %
---------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                 0                 5              10               15               20
Fidelity VIP II Index 500                            20                 15             15               15               15
Pioneer Mid-Cap Value VCT                             0                 5              10               15               20
T. Rowe Price Equity Income                           0                 5              10               15               20
T. Rowe Price International Stock                     0                 10             15               15               20
T. Rowe Price Limited-Term Bond                      50                 30              0               0                0
Van Kampen UIF Emerging Markets Equity                0                 0               0               5                5
Van Kampen UIF Fixed Income                          30                 30             40               20               0
---------------------------------------------------------------------------------------------------------------------------------
                     * We retain the right to change model allocations or to substitute portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio locations for that model.
---------------------------------------------------------------------------------------------------------------------------------

     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_]  REBALANCING PROGRAM


     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     Rebalancing Program Rules:

..    The rebalancing program is free.
..    You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must also be by Written Notice.
..    You must have at least $10,000 of Accumulation Value (other than amounts in a  Loan Account) to begin the rebalancing program.
..    You may have rebalancing occur quarterly, semi-annually or annually.
..    Transfers made pursuant to this program do not count in determining whether
     a   transfer fee applies.
..    If you elect the asset allocation program, your value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

The rebalancing program does not protect against a loss and may not achieve your investment goals.

--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a flexible premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

[_]  POLICY APPLICATION AND ISSUANCE

--------------------------------------------------------------------------------
Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.
--------------------------------------------------------------------------------

     To purchase a Policy, you must submit an application and provide evidence of the proposed insured's insurability. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine period," and only then to your selected investment allocations. If a Policy is not issued, all premiums received will be returned. If all requirements for a valid policy are satisfied, including payment of required premiums, the Policy will be effective as of the issue date.

Application in Good Order

     All application questions must be answered, but particularly note these requirements:

     - Your full name, Social Security number, and date of birth must be included.
     - The Beneficiary's full name, Social Security number, and other information must be included.
     - Your premium allocations must be completed, be in whole percentages, and total 100%.
     - Planned first year payment must meet minimum initial premium requirements.
     -   Your signature and your agent's signature must be on the application.
     -   City, state, and date application was signed must be completed.
     - You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
     -   Your agent must be both properly licensed and appointed with us.

Premium Payments

     Your premium checks should be made payable to "Companion Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following premium payment requirements.

     Initial Premium Payment:
     -----------------------

     - Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount.
     - The net premium is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

     Additional Premium Payments:
     ---------------------------

     - Additional premiums can only be made until the insured's age 100 (except as may be required in a grace period).

     - If a premium increases the specified amount of coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     - Must be at least enough to maintain the specified amount of coverage you purchased.
     - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee
                             --------------------------------------------------
         that your Policy will remain in force. Your Policy can lapse even if
         --------------------------------------------------------------------
         you pay all planned premiums on time. However, there may be a "no
         ------------------------------------
         lapse" guarantee, described below.
     - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

[_]  ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:


--------------------------------------------------------------------------------
As explained in the EXPENSES section below, once each month, on the date of a Monthly Deduction Amount, certain charges are deducted from your Accumulation Value. These charges are called the "Monthly Deduction."
--------------------------------------------------------------------------------

     (a) the total of the values in each Subaccount; plus
     (b) the accumulation value of the fixed account; plus
     (c) the accumulation value of the systematic transfer account; plus
     (d) the accumulation value of any Loan Account; less
     (e) the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the total of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b) the current accumulation unit value.

     Each net premium, Monthly Deduction, transfer and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The initial accumulation unit value for each Subaccount was set when the Subaccount was established. The accumulation unit value may increase or decrease from one Valuation Date to the next.

     The accumulation unit value for a Subaccount on any Valuation Date is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
     (b) the total number of accumulation units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a) the accumulation value as of the date of the last Monthly Deduction;
         plus
     (b) any net premiums credited since the date of the last Monthly Deduction; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less

     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
     (h) interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a) the accumulation value as of the last Monthly Deduction date; less
     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
     (e) interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less
     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

[_]  LAPSE AND GRACE PERIOD

Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

     No Policy Loan exists: The Policy will lapse if, on the date of a Monthly
     ---------------------
Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

     A Policy Loan exists: The Policy will lapse on the date of a Monthly
     --------------------
Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.


     ----------------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
     ----------------------------------------------------------------------

No-Lapse Period

     All premiums reflect the Insured's age, sex, risk class and rate class.

     The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the following rules:

     - The Policy has never been reinstated;
     - There is no additional insured term insurance rider covering the insured attached to the Policy;

     If the minimum monthly premium is paid and the above rules are met, the No-Lapse Period of the Policy is the lesser of five years or to age 65. The minimum monthly premium shall equal (a) the minimum monthly premium for the base plan, plus (b) the minimum monthly premium(s) for any rider(s). The minimum monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     If the target monthly premium is paid and the above rules are met, the No-Lapse Period of the policy is the lesser of 10 years or to age 65. The target monthly premium is equal to (a) the target monthly premium for the base plan, plus (b) the target monthly premium(s) for any rider(s). The target monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     If you fail to meet the minimum or target monthly premium for the selected No-Lapse Period on the date of any Monthly Deduction, you may still qualify for the minimum No-Lapse Period by paying the difference between:

     (a) the sum of the premiums paid since the Policy's date of issue less any partial withdrawals, accumulated at 4% interest, less any outstanding loans; and
     (b)  the sum of the minimum monthly premiums accumulated at 4% interest.

     This amount must be received within 90 days of the date of the Monthly Deduction on which the monthly premium requirement was not met. If payment is not received within that 90-day period, payment of all subsequent monthly premiums will not guarantee that the Policy will continue to the end of the No-Lapse Period.

Grace Period

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

     - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
     - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
     - Payment received during a grace period is applied as additional premium to keep the Policy in force, unless otherwise specified.
     - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
     - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

[_]  CONTINUATION OF INSURANCE

     If no additional premiums are paid, this Policy will continue as follows:


     (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;
     (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or

     (c)  until the maturity date,

     whichever occurs first.

     We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living.

[_]  PAID-UP LIFE INSURANCE

     Within 60 days after each Policy Anniversary you have the option to transfer the Accumulation Value in the Variable Account to the fixed account and apply the Cash Surrender Value to purchase a fixed paid-up life insurance benefit. The amount of paid-up life insurance will be the amount provided by applying the Cash Surrender Value as a net single premium based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Nonsmoker and Male or Female as applicable to the Insured, age last birthday, with interest at 4%.

[_]  PAID-UP LIFE INSURANCE (where a Policy loan exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to have a Policy rider issued that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     - The Policy loan balance must exceed the specified amount of insurance coverage.
     - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     - Any additional insured term riders attached to your Policy must be removed.
     - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option.
     - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The amount of paid-up life insurance provided by this provision equals the
         --------------------------------
Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the Insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the Insured's attained age.

The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

[_]  MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

[_]  SUICIDE


     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years from the effective date of the increase. Instead, we will pay the sum of the premiums paid for the increase.

     If the Policy was converted from another life insurance coverage, then the exclusion period for suicide will be measured from the date of issue of the original coverage.

[_]  INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

     If the Policy was issued as a conversion from another life insurance coverage, then the contestable period for the amount of insurance converted without evidence of insurability will be measured from the date of issue of the original coverage.

[_]  TELEPHONE TRANSACTIONS

     Telephone Transactions Permitted:                     Telephone Transaction Rules:
                                                       .    Only you may elect. Do so on the Policy application or by
..    Transfers.                                             prior Written Notice to us.
..    Partial  withdrawals or loans of $10,000 or       .    Must be received by close of the New York Stock Exchange
     less by you.                                           ("NYSE") (usually 3 p.m. Central Time); if later, the transaction
..    Change of premium allocations.                         will be processed the next Business Day.
                                                       .    Will be recorded for your protection.
                                                       .    For security, you must provide your Social Security number and/or other identification information.
                                                       .    May be discontinued at any time as to some or all Owners.
                                                       .    For any transaction that would reduce or impair the death
                                                            benefit, consent from any irrevocable beneficiary is required.


     We are not liable for following authorized telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -    written application signed by you and the insured;
     -    evidence of the insured's insurability satisfactory to us;
     -    enough payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

[_]  MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; and (b) this Policy is in force. The Policy may terminate prior to the maturity date as described above under the Lapse and Grace Period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice.

     We reserve the right to delay payments of partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

[_]  MINOR OWNER OR BENEFICIARY


     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

----------------------------------
EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each Series Fund prospectus.

[_]  DEDUCTIONS FROM PREMIUM

Tax Charge - 3.75% of each premium payment

     We incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We may also incur state and local taxes relating to the Policy. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

Premium Processing Charge - $2 per payment

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

[_]  MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; (2) the cost of riders charge;
(3) the risk charge; and (4) the administrative charge.


     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in cancellation of accumulation units in the Subaccounts and the fixed account.

Cost of Insurance Charge

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex, risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the current cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance each month equals:

     -    The Net Amount at Risk for the month; multiplied by
     - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the amount of insurance coverage; divided by
     -    $1,000.

     The Net Amount at Risk in any month equals:

     -    The death benefit; less
     - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

Risk Charge

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period - and for expenses we incur to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is .15% of the Accumulation Value in excess of $25,000. The risk charge after Policy Year 10 will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which can be increased to a maximum of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Administrative Charge - $7

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

Cost of Riders

     The following Policy riders are available for the cost detailed below.

     Additional Insured Rider. This rider provides term insurance for the
     ------------------------
primary insured at a cost equal to the amount of insurance coverage provided by the rider (not to exceed two times the base Policy's specified amount of insurance coverage), multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. This charge is based on the primary insured's issue age, sex and rate class. The charge for this rider increases on an annual basis.

     Accidental Death Benefit Rider. This rider provides additional coverage in
     ------------------------------
the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

     Disability Rider. This rider provides a benefit in the event of disability
     ----------------
of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.


     Paid-Up Life Insurance Rider. This rider guarantees that your Policy will
     ----------------------------
remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

[_]  TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of the transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge rules. See the sections of this Prospectus describing those programs for the rules of each program.

[_] SURRENDER CHARGE (ALSO APPLIES TO DECREASES IN SPECIFIED AMOUNT OF INSURANCE COVERAGE)

     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex, risk and rate class, the length of time your Policy has been in force and the specified amount of coverage. For example, for a male age 35 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $13.00 for each $1,000.00 of specified amount in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

[_]  SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

     Each Series Fund portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. A table of portfolio annual expenses also is included in the INTRODUCTION AND SUMMARY section of this Prospectus.

-----------------------------
POLICY DISTRIBUTIONS


     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[_]  POLICY LOANS

-------------------------------------------------------------------------------------------------------------------------------
                     Amount You Can Borrow                                             Loan Interest Rate
-------------------------------------------------------------------------------------------------------------------------------
Standard Policy Loan.  After the first Policy Year, you may       Standard Policy Loan.  Net annual loan interest rate of 2%:
---------------------                                             ---------------------
borrow up to 100% of the Cash Surrender Value, less loan          we charge an interest rate in advance with a 6%
interest to the end of the Policy Year, and less a Monthly        effective annual yield, but we also credit an interest rate
Deduction that is sufficient to continue the Policy in force      with an effective annual yield of 4% to any amounts in the
for at least one month.                                           Loan Account.
-------------------------------------------------------------------------------------------------------------------------------

Preferred Policy Loan.   Available beginning in the 10/th/        Preferred Policy Loan.  Net annual loan interest rate of
---------------------                                             ---------------------
Policy Year. Any loan outstanding at the beginning of the         0%: we charge an interest rate in advance with a 6% effective
10/th/ Policy Year will become a preferred Policy loan from       annual yield, but we also credit an interest rate with an
that point forward.                                               effective annual yield of 6% to any amounts in the Loan
                                                                  Account.
-------------------------------------------------------------------------------------------------------------------------------

       We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.
                            You may wish to consult your tax adviser before taking a preferred Policy loan.

-------------------------------------------------------------------------------------------------------------------------------

Loan Rules:

..    The Policy must be assigned to us as sole security for the loan.
..    We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in cancellation of accumulation units.
..    Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
..    All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
..    The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
..    We may defer making a loan for six months unless the loan is to pay premiums to us.

[_]  SURRENDER

For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by New York law. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

..    The Policy must be returned to us to receive the Cash Surrender Value.
..    The maximum applicable Surrender Charge is described in your Policy and the
     Expenses section of this Prospectus.
..    Surrenders are taxable, and a 10% federal tax penalty may apply prior to age 59 1/2.
..    We may defer payment from the fixed account or the systematic transfer account for up to six months.

[_]  PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus).

     If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by the amount of the withdrawal and the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the current specified amount of insurance coverage after the withdrawal.

     If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount will not change).

Partial Withdrawal Rules:

..    Partial withdrawals are made first from premiums paid and then from earnings, beginning with the most recent premium payment.
..    The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
..    Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
..    Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
..    We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months from the date we receive your request.
..    Partial withdrawals may change the minimum and target monthly premium requirements applicable to the No-Lapse Period provision.
..    Partial withdrawals may be taxable and subject to a 10% federal tax penalty.

[_]  DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Death Benefit Options

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:
----------------------

The death benefit is the greater of:

     (a)  the specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:
----------------------

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

     (a)  the specified amount of insurance coverage on the date of death; or
     (b)  the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

        Attained    Corridor   Attained    Corridor   Attained   Corridor
           Age     Percentage     Age     Percentage     Age    Percentage
          0-40        150%        54         57%         68         17%
           41         143%        55         50%         69         16%
           42         136%        56         46%         70         15%
           43         129%        57         42%         71         13%
           44         122%        58         38%         72         11%
           45         115%        59         34%         73         9%
           46         109%        60         30%         74         7%
           47         103%        61         28%        75-90       5%
           48          97%        62         26%         91         4%
           49          91%        63         24%         92         3%
           50          85%        64         22%         93         2%
           51          78%        65         20%         94         1%
           52          71%        66         19%         95+        0%
           53          64%        67         18%

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount is subject to a surrender charge.

Rules for Changing the Death Benefit Option:

..    A change in death benefit option takes effect on the date the Monthly
     Deduction is assessed after we receive your Written Notice to change.
..    After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the current specified amount of coverage.
..    A change in the current specified amount of coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

Change in Specified Amount of Insurance Coverage

     After the first Policy Year, you may change the current specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the current specified amount of coverage after the change.

Rules for Changing Specified Amount:

..    An increase in the specified amount of coverage requires a new application and evidence of insurability satisfactory to us.
..    No increases after attaining age 90.
..    A decrease in the specified amount is subject to a surrender charge on the amount of the decrease.
..    A decrease is only allowed to the extent the specified amount of coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
..    A change in the current specified amount of coverage will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

[_]  PAYMENT OF PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. If another option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum.

Rules for Payment of Proceeds:

..    Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
..    Any option chosen will be effective when we acknowledge it.
..    We may require proof of your age or survival or the age or survival of the payee.
..    We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
..    When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.


     Fixed Proceeds Payments: Fixed payments are available under all six payout
     -----------------------
options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available
     --------------------------
for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

--------------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payout option is in effect.
--------------------------------------------------------------------------------

Transfers between Fixed and Variable Payout Options

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.


     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------

Payout Options

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1)   Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we
     ------------------------------------
     annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2)   Income of a Specified Amount. Proceeds are paid in monthly installments of
     ----------------------------
     a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.


3)   Income for a Specified Period. Periodic payments of proceeds are paid for
     -----------------------------
     the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds which include interest.

4)   Lifetime Income. Proceeds are paid as monthly income for as long as the
     ---------------
     payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:
     ---------------------------------------------------

     Guaranteed Period - An amount of monthly income is guaranteed for a
     -----------------
     specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum
     -----------------
     of payments equal the proceeds placed under the option and as long after that as the payee lives.

     If any lifetime income option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.
     --------

6)   Other Options. We may be able to accommodate making proceeds payments under
     -------------
     other options, including joint and survivor periods. Contact us for more information.

--------------------------
FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------

[_]  LIFE INSURANCE QUALIFICATION

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and

     . you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

--------------------------------------------------------------------------------
  This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------

     Modified Endowment Contracts. The Code establishes a class of life
     ----------------------------
insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[_]  TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

        "Investment in the Policy" means:

        . the aggregate amount of any premium payments or other consideration paid for the Policy, minus
        . the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
        . the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

     Distributions from Policies Classified as Modified Endowment Contracts are
     ----------------------------------------------------------------------
subject to the following tax rules:

(1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
(2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
(3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     Distributions from Policies Not Classified as Modified Endowment Contracts
     --------------------------------------------------------------------------
are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first nine years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

[_]  OTHER POLICY OWNER TAX MATTERS


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest Paid on Policy loans generally is not tax deductible.
     -------------------------------------------------------------

     Aggregation of modified endowment contracts. Pre-death distributions
     -------------------------------------------
(including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of
     ----------------------------------------------------------------
ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification requirements. Code Section 817(h) requires investments of
     ----------------------------
the Variable Account to be "adequately diversified" in accordance with Treasury

Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the
     -------------
issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the Owners were not Owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged arrangements. The Policy may be used in various
     ---------------------------
arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Possible tax law changes. There is always a possibility that the tax
     ------------------------
treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

     No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment
     -------------------------------------
of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

-----------------------------------------------------------
MISCELLANEOUS

[_]  OUR MANAGEMENT

     Directors*
     ----------
     Fred C. Boddy, Jr.            Vice President and Treasurer of our Company
     William G. Campbell           Attorney, Private Practice
     Samuel L. Foggie, Sr.         Retired Banking and Finance Industry Executive
     Randall C. Horn               Executive Vice President of Mutual of Omaha Insurance Company
     M. Jane Huerter               Corporate Secretary of Mutual of Omaha Insurance Company
     Charles T. Locke, III         Attorney, Private Practice
     James J. O'Neill              Attorney, Private Practice
     Oscar S. Straus II            Chairman, The Daniel and Florence Guggenheim Foundation
     John A. Sturgeon              President and COO, Mutual of Omaha Insurance Company
     John W. Weekly                Chairman of the Board, CEO of Mutual of Omaha Insurance Company

     Senior Officers*
     ----------------
     John W. Weekly                Chairman
     Randall C. Horn               President
     M. Jane Huerter               Secretary
     Fred C. Boddy                 Vice President, Treasurer & Assistant Secretary

     *Business address for all directors and officers is Companion Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska 68175.

[_]  DISTRIBUTION OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 99% of target premium for the first Policy Year and up to 6% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

[_]  SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of Companion and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[_]  VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is typically determined by your Accumulation Value in the Subaccount. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_]  STATE REGULATION


     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Insurance Department of the State of New York and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

[_]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[_]  EXPERTS

     Our Financial Statements as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999, and the financial statements of Companion Life Separate Account B as of December 31, 2001, and for the year ended December 31, 2001 and for the period from October 1, 2000 (inception) to December 31, 2000 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements of Companion Life Insurance Company should be considered only as bearing on the ability of Companion to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Companion Life Separate Account B. The primary business address of Deloitte & Touche LLP is Suite 2000, 1620 Dodge Street, Omaha, Nebraska 68102.

[_]  REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

          -------------------------------------------------------------

          DO YOU HAVE QUESTIONS?

          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone 1-800-494-0067.

          --------------------------------------------------------------

-----------------------------------------------------------
ILLUSTRATIONS

..    DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

     The tables in this Section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on specified amount of life insurance coverage of $250,000 for a male age 45 and 55 and for a female age 45, each in a preferred nontobacco rate class, and for a male age 45 in a non-preferred nontobacco rate class. The tables reflect the risk charge (0.70% for the risk charge during Policy Years 1
- 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000) deducted from Variable Account assets, the monthly $7 administrative charge, the $2 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy, as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies. These tables assume no riders are attached to the base policy illustrated.


     Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or 12% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, or if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

     The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that the maximum risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy Years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.89% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.89%, 5.11%, 11.11%, respectively.

     The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

     The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

     Upon request, we will provide a comparable illustration based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
      Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89Net)

             Male issue                age 45        Preferred Nontobacco Class
             Initial Specified Amount  $250,000
             Annual Planned Premium    $3,120


                         Current Charges *                                                   Guaranteed Charges **
 ----------------------------------------------------------------                -----------------------------------------
                        Premiums
   End of             Accumulated           Accumu-        Cash                      Accumu-        Cash
  Contract          at 5% Interest          lation       Surrender      Death        lation       Surrender      Death
    Year               Per Year             Value         Value        Benefit        Value         Value       Benefit
     1                    3,276             2,282              0       250,000        2,023             0       250,000
     2                    6,716             4,485              0       250,000        3,953             0       250,000
     3                   10,328             6,610            610       250,000        5,787             0       250,000
     4                   14,120             8,651          2,651       250,000        7,520         1,520       250,000
     5                   18,102            10,607          4,607       250,000        9,147         3,147       250,000
     6                   22,283            12,480          7,230       250,000       10,659         5,409       250,000
     7                   26,673            14,254          9,754       250,000       12,043         7,543       250,000
     8                   31,283            15,921         12,171       250,000       13,287         9,537       250,000
     9                   36,123            17,470         14,470       250,000       14,373        11,373       250,000
    10                   41,205            18,893         16,643       250,000       15,290        13,040       250,000
    11                   46,541            20,739         19,239       250,000       16,046        14,546       250,000
    12                   52,145            22,496         21,746       250,000       16,603        15,853       250,000
    13                   58,028            24,184         24,184       250,000       16,952        16,952       250,000
    14                   64,205            25,783         25,783       250,000       17,070        17,070       250,000
    15                   70,691            27,290         27,290       250,000       16,932        16,932       250,000
    16                   77,502            28,683         28,683       250,000       16,508        16,508       250,000
    17                   84,653            29,955         29,955       250,000       15,764        15,764       250,000
    18                   92,162            31,060         31,060       250,000       14,649        14,649       250,000
    19                  100,046            32,010         32,010       250,000       13,111        13,111       250,000
    20                  108,324            32,788         32,788       250,000       11,094        11,094       250,000

    25                  156,354            34,051         34,051       250,000            0             0             0
    35                  295,889            13,937         13,937       250,000            0             0             0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

         Male issue                age 45         Preferred Nontobacco Class
         Initial Specified Amount  $250,000
         Annual Planned Premium    $3,120

                                                Current Charges *                         Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                       Premiums
   End of             Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract          at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year               Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                    3,276             2,439              0    250,000               2,172             0    250,000
     2                    6,716             4,942              0    250,000               4,377             0    250,000
     3                   10,328             7,510          1,510    250,000               6,612           612    250,000
     4                   14,120            10,140          4,140    250,000               8,873         2,873    250,000
     5                   18,102            12,834          6,834    250,000              11,155         5,155    250,000
     6                   22,283            15,596         10,346    250,000              13,449         8,199    250,000
     7                   26,673            18,411         13,911    250,000              15,742        11,242    250,000
     8                   31,283            21,274         17,524    250,000              18,021        14,271    250,000
     9                   36,123            24,176         21,176    250,000              20,269        17,269    250,000
    10                   41,205            27,110         24,860    250,000              22,469        20,219    250,000
    11                   46,541            30,661         29,161    250,000              24,644        23,144    250,000
    12                   52,145            34,332         33,582    250,000              26,744        25,994    250,000
    13                   58,028            38,150         38,150    250,000              28,757        28,757    250,000
    14                   64,205            42,098         42,098    250,000              30,658        30,658    250,000
    15                   70,691            46,181         46,181    250,000              32,420        32,420    250,000
    16                   77,502            50,388         50,388    250,000              34,010        34,010    250,000
    17                   84,653            54,720         54,720    250,000              35,389        35,389    250,000
    18                   92,162            59,147         59,147    250,000              36,503        36,503    250,000
    19                  100,046            63,688         63,688    250,000              37,294        37,294    250,000
    20                  108,324            68,340         68,340    250,000              37,700        37,700    250,000

    25                  156,354            93,703         93,703    250,000              31,380        31,380    250,000
    35                  295,889           158,152        158,152    250,000                   0             0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

       Male issue                age 45       Preferred Nontobacco Class
       Initial Specified Amount  $250,000
       Annual Planned Premium    $3,120

                                                 Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                       Premiums
   End of             Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract          at 5% Interest      lation       Surrender      Death           lation         Surrender      Death
    Year               Per Year          Value         Value       Benefit           Value           Value       Benefit
     1                    3,276             2,596              0    250,000               2,322             0    250,000
     2                    6,716             5,418              0    250,000               4,820             0    250,000
     3                   10,328             8,486          2,486    250,000               7,509         1,509    250,000
     4                   14,120            11,823          5,823    250,000              10,405         4,405    250,000
     5                   18,102            15,453          9,453    250,000              13,525         7,525    250,000
     6                   22,283            19,412         14,162    250,000              16,881        11,631    250,000
     7                   26,673            23,717         19,217    250,000              20,489        15,989    250,000
     8                   31,283            28,398         24,648    250,000              24,363        20,613    250,000
     9                   36,123            33,486         30,486    250,000              28,518        25,518    250,000
    10                   41,205            39,020         36,770    250,000              32,974        30,724    250,000
    11                   46,541            45,695         44,195    250,000              37,812        36,312    250,000
    12                   52,145            53,062         52,312    250,000              43,017        42,267    250,000
    13                   58,028            61,218         61,218    250,000              48,629        48,629    250,000
    14                   64,205            70,236         70,236    250,000              54,685        54,685    250,000
    15                   70,691            80,214         80,214    250,000              61,225        61,225    250,000
    16                   77,502            91,252         91,252    250,000              68,298        68,298    250,000
    17                   84,653           103,476        103,476    250,000              75,959        75,959    250,000
    18                   92,162           117,005        117,005    250,000              84,263        84,263    250,000
    19                  100,046           132,017        132,017    250,000              93,283        93,283    250,000
    20                  108,324           148,700        148,700    250,000             103,111       103,111    250,000

    25                  156,354           265,492        265,492    307,971             169,541       169,541    250,000
    35                  295,889           790,969        790,969    830,517             485,302       485,302    509,567

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

         Male issue                age 55         Preferred Nontobacco Class
         Initial Specified Amount  $250,000
         Annual Planned Premium    $  5,220

                            Current Charges *                       Guaranteed Charges **
                            ---------------------------------  --------------------------------
                Premiums
  End of      Accumulated    Accumu-     Cash                  Accumu-     Cash
 Contract   at 5% Interest   lation    Surrender      Death    lation    Surrender      Death
   Year        Per Year       Value      Value       Benefit    Value      Value       Benefit
    1            5,481         3,690           0     250,000     2,854           0     250,000
    2           11,236         7,221           0     250,000     5,482           0     250,000
    3           17,279        10,610         360     250,000     7,879           0     250,000
    4           23,624        13,832       3,832     250,000    10,026          26     250,000
    5           30,286        16,874       7,124     250,000    11,901       2,151     250,000
    6           37,281        19,727      11,727     250,000    13,478       5,478     250,000
    7           44,626        22,377      16,377     250,000    14,730       8,730     250,000
    8           52,339        24,774      20,774     250,000    15,612      11,612     250,000
    9           60,437        26,924      24,924     250,000    16,077      14,077     250,000
   10           68,939        28,806      28,806     250,000    16,081      16,081     250,000
   11           77,867        31,385      31,385     250,000    15,605      15,605     250,000
   12           87,242        33,801      33,801     250,000    14,574      14,574     250,000
   13           97,085        36,099      36,099     250,000    12,938      12,938     250,000
   14          107,420        38,231      38,231     250,000    10,627      10,627     250,000
   15          118,272        40,188      40,188     250,000     7,548       7,548     250,000
   16          129,667        41,953      41,953     250,000     3,568       3,568     250,000
   17          141,631        43,441      43,441     250,000         0           0           0
   18          154,194        44,611      44,611     250,000         0           0           0
   19          167,384        45,423      45,423     250,000         0           0           0
   20          181,234        45,841      45,841     250,000         0           0           0

   25          261,592        42,350      42,350     250,000         0           0           0
   35          495,046             0           0           0         0           0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

             Male issue                age 55        Preferred Nontobacco Class
             Initial Specified Amount  $250,000
             Annual Planned Premium    $5,220

                                   Current Charges *                       Guaranteed Charges **
                                ---------------------------------  ---------------------------------
                   Premiums
 End of          Accumulated     Accumu-      Cash                 Accumu-          Cash
Contract       at 5% Interest    lation     Surrender     Death    lation        Surrender    Death
  Year            Per Year        Value       Value      Benefit    Value          Value     Benefit
     1               5,481         3,949            0    250,000      3,086             0    250,000
     2              11,236         7,970            0    250,000      6,125             0    250,000
     3              17,279        12,081        1,831    250,000      9,105             0    250,000
     4              23,624        16,260        6,260    250,000     12,006         2,006    250,000
     5              30,286        20,499       10,749    250,000     14,800         5,050    250,000
     6              37,281        24,790       16,790    250,000     17,456         9,456    250,000
     7              44,626        29,123       23,123    250,000     19,940        13,940    250,000
     8              52,339        33,451       29,451    250,000     22,200        18,200    250,000
     9              60,437        37,783       35,783    250,000     24,182        22,182    250,000
    10              68,939        42,102       42,102    250,000     25,828        25,828    250,000
    11              77,867        47,431       47,431    250,000     27,127        27,127    250,000
    12              87,242        52,922       52,922    250,000     27,976        27,976    250,000
    13              97,085        58,633       58,633    250,000     28,309        28,309    250,000
    14             107,420        64,537       64,537    250,000     28,039        28,039    250,000
    15             118,272        70,643       70,643    250,000     27,050        27,050    250,000
    16             129,667        76,959       76,959    250,000     25,185        25,185    250,000
    17             141,631        83,434       83,434    250,000     22,245        22,245    250,000
    18             154,194        90,063       90,063    250,000     17,964        17,964    250,000
    19             167,384        96,844       96,844    250,000     12,031        12,031    250,000
    20             181,234       103,784      103,784    250,000      4,093         4,093    250,000

    25             261,592       142,823      142,823    250,000          0             0          0
    35             495,046       263,616      263,616    276,797          0             0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

           Male issue                age 55      Preferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium    $5,220


                                Current Charges *                      Guaranteed Charges **
                               ---------------------------------  ------------------------------
                 Premiums
 End of        Accumulated      Accumu-      Cash                  Accumu-      Cash
Contract     at 5% Interest     lation     Surrender     Death     lation    Surrender    Death
  Year          Per Year         Value       Value      Benefit     Value      Value     Benefit
     1               5,481         4,209           0     250,000     3,320          0    250,000
     2              11,236         8,751           0     250,000     6,798          0    250,000
     3              17,279        13,678       3,428     250,000    10,444        194    250,000
     4              23,624        19,006       9,006     250,000    14,261      4,261    250,000
     5              30,286        24,770      15,020     250,000    18,246      8,496    250,000
     6              37,281        31,007      23,007     250,000    22,397     14,397    250,000
     7              44,626        37,761      31,761     250,000    26,712     20,712    250,000
     8              52,339        45,049      41,049     250,000    31,174     27,174    250,000
     9              60,437        52,945      50,945     250,000    35,768     33,768    250,000
    10              68,939        61,513      61,513     250,000    40,482     40,482    250,000
    11              77,867        71,929      71,929     250,000    45,385     45,385    250,000
    12              87,242        83,453      83,453     250,000    50,419     50,419    250,000
    13              97,085        96,269      96,269     250,000    55,593     55,593    250,000
    14             107,420       110,511     110,511     250,000    60,908     60,908    250,000
    15             118,272       126,368     126,368     250,000    66,356     66,356    250,000
    16             129,667       144,056     144,056     250,000    71,916     71,916    250,000
    17             141,631       163,791     163,791     250,000    77,553     77,553    250,000
    18             154,194       185,871     185,871     250,000    83,218     83,218    250,000
    19             167,384       210,657     210,657     250,000    88,866     88,866    250,000
    20             181,234       238,581     238,581     255,282    94,470     94,470    250,000

    25             261,592       431,826     431,826     453,417   122,207    122,207    250,000
    35             495,046     1,277,918   1,277,918   1,341,814   184,748    184,748    250,000


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

            Female issue              age 45        Preferred Nontobacco Class
            Initial Specified Amount  $250,000
            Annual Planned Premium    $2,500


                              Current Charges *                     Guaranteed Charges **
                             --------------------------------  ------------------------------
               Premiums
 End of      Accumulated      Accumu-      Cash                 Accumu-      Cash
Contract   at 5% Interest     lation     Surrender    Death     lation    Surrender    Death
  Year        Per Year         Value       Value     Benefit     Value      Value     Benefit
   1              2,625        1,749            0    250,000      1,523          0    250,000
   2              5,381        3,438            0    250,000      2,974          0    250,000
   3              8,275        5,065           65    250,000      4,352          0    250,000
   4             11,314        6,628        1,628    250,000      5,654        654    250,000
   5             14,505        8,126        3,126    250,000      6,876      1,876    250,000
   6             17,855        9,561        5,311    250,000      8,011      3,761    250,000
   7             21,373       10,922        7,172    250,000      9,054      5,304    250,000
   8             25,066       12,200        9,200    250,000      9,995      6,995    250,000
   9             28,945       13,395       10,895    250,000     10,827      8,327    250,000
  10             33,017       14,498       12,748    250,000     11,548      9,798    250,000
  11             37,293       15,953       14,703    250,000     12,173     10,923    250,000
  12             41,782       17,343       16,843    250,000     12,686     12,186    250,000
  13             46,497       18,668       18,668    250,000     13,088     13,088    250,000
  14             51,446       19,924       19,924    250,000     13,382     13,382    250,000
  15             56,644       21,107       21,107    250,000     13,555     13,555    250,000
  16             62,101       22,211       22,211    250,000     13,586     13,586    250,000
  17             67,831       23,215       23,215    250,000     13,443     13,443    250,000
  18             73,848       24,108       24,108    250,000     13,085     13,085    250,000
  19             80,165       24,882       24,882    250,000     12,462     12,462    250,000
  20             86,798       25,528       25,528    250,000     11,542     11,542    250,000

  25            125,284       26,889       26,889    250,000      1,750      1,750    250,000
  35            237,091       13,142       13,142    250,000          0          0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

        Female issue              age 45        Preferred Nontobacco Class
        Initial Specified Amount  $250,000
        Annual Planned Premium    $2,500

                                                    Current Charges*                           Guaranteed Charges**
                                      --------------------------------------    -----------------------------------------
                       Premiums
   End of             Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract          at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year               Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                   2,625           1,873             0       250,000           1,639              0        250,000
     2                   5,381           3,794             0       250,000           3,302              0        250,000
     3                   8,275           5,764           764       250,000           4,985              0        250,000
     4                  11,314           7,782         2,782       250,000           6,689          1,689        250,000
     5                  14,505           9,847         4,847       250,000           8,407          3,407        250,000
     6                  17,855          11,966         7,716       250,000          10,133          5,883        250,000
     7                  21,373          14,126        10,376       250,000          11,863          8,113        250,000
     8                  25,066          16,322        13,322       250,000          13,585         10,585        250,000
     9                  28,945          18,554        16,054       250,000          15,290         12,790        250,000
    10                  33,017          20,814        19,064       250,000          16,977         15,227        250,000
    11                  37,293          23,561        22,311       250,000          18,668         17,418        250,000
    12                  41,782          26,396        25,896       250,000          20,340         19,840        250,000
    13                  46,497          29,331        29,331       250,000          21,993         21,993        250,000
    14                  51,446          32,369        32,369       250,000          23,630         23,630        250,000
    15                  56,644          35,511        35,511       250,000          25,236         25,236        250,000
    16                  62,101          38,755        38,755       250,000          26,791         26,791        250,000
    17                  67,831          42,090        42,090       250,000          28,263         28,263        250,000
    18                  73,848          45,509        45,509       250,000          29,608         29,608        250,000
    19                  80,165          49,010        49,010       250,000          30,775         30,775        250,000
    20                  86,798          52,590        52,590       250,000          31,724         31,724        250,000

    25                 125,284          72,009        72,009       250,000          32,193         32,193        250,000
    35                 237,091         117,980       117,980       250,000               0              0              0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

          Female issue              age 45        Preferred Nontobacco Class
          Initial Specified Amount  $250,000
          Annual Planned Premium    $2,500

                                 Current Charges*                               Guaranteed Charges **
                                ----------------------------------     --------------------------------
                   Premiums
   End of         Accumulated   Accumu-        Cash                    Accumu-        Cash
  Contract      at 5% Interest  lation       Surrender     Death       lation      Surrender     Death
    Year           Per Year      Value         Value      Benefit       Value        Value      Benefit
     1                2,625         1,996            0    250,000          1,755           0    250,000
     2                5,381         4,165            0    250,000          3,643           0    250,000
     3                8,275         6,522        1,522    250,000          5,674         674    250,000
     4               11,314         9,085        4,085    250,000          7,861       2,861    250,000
     5               14,505        11,873        6,873    250,000         10,215       5,215    250,000
     6               17,855        14,913       10,663    250,000         12,747       8,497    250,000
     7               21,373        18,219       14,469    250,000         15,471      11,721    250,000
     8               25,066        21,812       18,812    250,000         18,398      15,398    250,000
     9               28,945        25,721       23,221    250,000         21,541      19,041    250,000
    10               33,017        29,974       28,224    250,000         24,926      23,176    250,000
    11               37,293        35,111       33,861    250,000         28,619      27,369    250,000
    12               41,782        40,778       40,278    250,000         32,619      32,119    250,000
    13               46,497        47,037       47,037    250,000         36,968      36,968    250,000
    14               51,446        53,954       53,954    250,000         41,708      41,708    250,000
    15               56,644        61,601       61,601    250,000         46,876      46,876    250,000
    16               62,101        70,057       70,057    250,000         52,507      52,507    250,000
    17               67,831        79,403       79,403    250,000         58,632      58,632    250,000
    18               73,848        89,738       89,738    250,000         65,283      65,283    250,000
    19               80,165       101,175      101,175    250,000         72,493      72,493    250,000
    20               86,798       113,846      113,846    250,000         80,321      80,321    250,000

    25              125,284       202,047      202,047    250,000        132,162     132,162    250,000
    35              237,091       605,620      605,620    635,901        372,729     372,729    391,365

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

              Male issue                age 45     Nonpreferred Nontobacco Class
              Initial Specified Amount  $250,000
              Annual Planned Premium    $3,120

                                 Current Charges *                             Guaranteed Charges **
                                -----------------------------------    -------------------------------------
                  Premiums
   End of        Accumulated    Accumu-        Cash                    Accumu-          Cash
  Contract      at 5% Interest   lation       Surrender      Death      Lation        Surrender      Death
    Year          Per Year       Value         Value        Benefit     Value          Value       Benefit
     1               3,276          2,204              0    250,000          2,023             0    250,000
     2               6,716          4,325              0    250,000          3,953             0    250,000
     3              10,328          6,361            361    250,000          5,787             0    250,000
     4              14,120          8,309          2,309    250,000          7,520         1,520    250,000
     5              18,102         10,166          4,166    250,000          9,147         3,147    250,000
     6              22,283         11,924          6,674    250,000         10,659         5,409    250,000
     7              26,673         13,573          9,073    250,000         12,043         7,543    250,000
     8              31,283         15,102         11,352    250,000         13,287         9,537    250,000
     9              36,123         16,504         13,504    250,000         14,373        11,373    250,000
    10              41,205         17,762         15,512    250,000         15,290        13,040    250,000
    11              46,541         19,400         17,900    250,000         16,046        14,546    250,000
    12              52,145         20,944         20,194    250,000         16,603        15,853    250,000
    13              58,028         22,394         22,394    250,000         16,952        16,952    250,000
    14              64,205         23,734         23,734    250,000         17,070        17,070    250,000
    15              70,691         24,972         24,972    250,000         16,932        16,932    250,000
    16              77,502         26,079         26,079    250,000         16,508        16,508    250,000
    17              84,653         27,019         27,019    250,000         15,764        15,764    250,000
    18              92,162         27,769         27,769    250,000         14,649        14,649    250,000
    19             100,046         28,305         28,305    250,000         13,111        13,111    250,000
    20             108,324         28,601         28,601    250,000         11,094        11,094    250,000

    25             156,354         26,744         26,744    250,000              0             0          0
    35             295,889              0              0          0              0             0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

        Male issue                age 45           Nonpreferred Nontobacco Class
        Initial Specified Amount  $250,000
        Annual Planned Premium    $3,120

                                         Current Charges *                      Guaranteed Charges **
                            ----------------------------------------  -----------------------------------
                 Premiums
   End of       Accumulated      Accumu-        Cash                     Accumu-       Cash
  Contract    at 5% Interest     lation       Surrender      Death       lation      Surrender    Death
    Year         Per Year         Value         Value       Benefit       Value        Value     Benefit
     1             3,276         2,358              0       250,000       2,172            0    250,000
     2             6,716         4,771              0       250,000       4,377            0    250,000
     3            10,328         7,238          1,238       250,000       6,612          612    250,000
     4            14,120         9,758          3,758       250,000       8,873        2,873    250,000
     5            18,102        12,327          6,327       250,000      11,155        5,155    250,000
     6            22,283        14,941          9,691       250,000      13,449        8,199    250,000
     7            26,673        17,591         13,091       250,000      15,742       11,242    250,000
     8            31,283        20,267         16,517       250,000      18,021       14,271    250,000
     9            36,123        22,963         19,963       250,000      20,269       17,269    250,000
    10            41,205        25,662         23,412       250,000      22,469       20,219    250,000
    11            46,541        28,916         27,416       250,000      24,644       23,144    250,000
    12            52,145        32,270         31,520       250,000      26,744       25,994    250,000
    13            58,028        35,729         35,729       250,000      28,757       28,757    250,000
    14            64,205        39,284         39,284       250,000      30,658       30,658    250,000
    15            70,691        42,945         42,945       250,000      32,420       32,420    250,000
    16            77,502        46,693         46,693       250,000      34,010       34,010    250,000
    17            84,653        50,500         50,500       250,000      35,389       35,389    250,000
    18            92,162        54,353         54,353       250,000      36,503       36,503    250,000
    19           100,046        58,238         58,238       250,000      37,294       37,294    250,000
    20           108,324        62,141         62,141       250,000      37,700       37,700    250,000

    25           156,354        82,508         82,508       250,000      31,380       31,380    250,000
    35           295,889       123,595        123,595       250,000           0            0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

      Male issue                age 45             Nonpreferred Nontobacco Class
      Initial Specified Amount  $250,000
      Annual Planned Premium    $3,120

                                         Current Charges *                      Guaranteed Charges **
                            ----------------------------------------  -----------------------------------
                 Premiums
   End of       Accumulated      Accumu-        Cash                     Accumu-       Cash
  Contract    at 5% Interest     lation       Surrender      Death       lation      Surrender    Death
    Year         Per Year         Value         Value       Benefit       Value        Value     Benefit
     1             3,276          2,513              0      250,000       2,322             0    250,000
     2             6,716          5,237              0      250,000       4,820             0    250,000
     3            10,328          8,191          2,191      250,000       7,509         1,509    250,000
     4            14,120         11,395          5,395      250,000      10,405         4,405    250,000
     5            18,102         14,871          8,871      250,000      13,525         7,525    250,000
     6            22,283         18,642         13,392      250,000      16,881        11,631    250,000
     7            26,673         22,728         18,228      250,000      20,489        15,989    250,000
     8            31,283         27,154         23,404      250,000      24,363        20,613    250,000
     9            36,123         31,951         28,951      250,000      28,518        25,518    250,000
    10            41,205         37,145         34,895      250,000      32,974        30,724    250,000
    11            46,541         43,395         41,895      250,000      37,812        36,312    250,000
    12            52,145         50,286         49,536      250,000      43,017        42,267    250,000
    13            58,028         57,895         57,895      250,000      48,629        48,629    250,000
    14            64,205         66,292         66,292      250,000      54,685        54,685    250,000
    15            70,691         75,581         75,581      250,000      61,225        61,225    250,000
    16            77,502         85,846         85,846      250,000      68,298        68,298    250,000
    17            84,653         97,185         97,185      250,000      75,959        75,959    250,000
    18            92,162        109,724        109,724      250,000      84,263        84,263    250,000
    19           100,046        123,610        123,610      250,000      93,283        93,283    250,000
    20           108,324        139,019        139,019      250,000     103,111       103,111    250,000

    25           156,354        247,496        247,496      287,095     169,541       169,541    250,000
    35           295,889        737,741        737,741      774,628     485,302       485,302    509,567

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2001 AND 2000
AND FOR THE YEARS ENDED
DECEMBER 31, 2001, 2000 AND 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company
Lynbrook, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (the "Company") (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 22.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Companion Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of New York of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001 as modified by the Insurance Department of the State of New York.

/s/  Deloitte and Touche LLP
Omaha, Nebraska

February 13, 2002

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

AS OF DECEMBER 31,
--------------------------------------------------------------------------------

ADMITTED ASSETS                                                   2001                 2000
Cash and invested assets:
    Bonds                                                       $ 488,248,092        $ 483,599,523
    Mortgage loans                                                 11,611,355            9,473,109
    Policy loans                                                    9,966,323           10,088,233
    Cash and short-term investments                                14,717,829            5,765,618
    Receivable for securities                                         893,371              751,821
                                                                -------------        -------------
              Total cash and invested assets                      525,436,970          509,678,304
Premiums deferred and uncollected                                   5,787,729            3,927,258
Investment income due and accrued                                   6,136,144            6,116,438
Receivable from parent, subsidiaries and affiliates                 1,803,308            1,853,452
Other assets                                                        4,237,426            4,028,045
Separate accounts assets                                           32,732,823           36,107,020
                                                                -------------        -------------
              Total admitted assets                             $ 576,134,400        $ 561,710,517
                                                                =============        =============
LIABILITIES
Policy reserves:
    Aggregate reserve for policies and contracts                $ 353,139,214        $ 352,591,113
    Policy and contract claims                                      4,606,215            4,195,941
    Other                                                             177,010              125,756
                                                                -------------        -------------
              Total policy reserves                               357,922,439          356,912,810
    Interest maintenance reserve                                        5,653              386,678
    Asset valuation reserve                                         3,467,096            4,047,391
    General expenses and taxes due or accrued                       1,070,679            1,455,772
    Funds held under reinsurance treaties - affiliate             105,538,273           93,601,267
    Reinsurance in unauthorized companies                              43,177               35,263
    Federal income taxes due or accrued                             1,431,000            1,700,859
    Payable for securities                                          3,966,833                    0
    Other liabilities                                               4,137,885            3,269,019
    Separate accounts liabilities                                  32,694,158           36,064,529
                                                                -------------        -------------
              Total liabilities                                   510,277,193          497,473,588
SURPLUS
Capital stock, $400 par value, 5,000 shares authorized
             and outstanding                                        2,000,000            2,000,000
Gross paid-in and contributed surplus                              45,650,000           45,650,000
Special surplus and contingency reserve                               595,612              547,095
Unassigned Surplus                                                 17,611,595           16,039,834
                                                                -------------        -------------
              Total surplus                                        65,857,207           64,236,929
                                                                -------------        -------------
              Total liabilities and surplus                     $ 576,134,400        $ 561,710,517
                                                                =============        =============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                  2001              2000              1999
Income
    Net premiums and annuity considerations                      $49,809,418       $45,869,255       $38,288,441
    Other considerations and fund deposits                           250,076         6,356,832         5,668,080
    Net investment income                                         38,526,650        36,934,738        34,166,037
    Other income                                                   3,992,619         4,534,966         3,276,552
                                                                 -----------       -----------       -----------

              Total income                                        92,578,763        93,695,791        81,399,110
                                                                 -----------       -----------       -----------

Benefits and expenses:
     Policyholder and beneficiary benefits                        51,971,231        50,858,187        44,486,605
     Increase in reserves for  policyholder and
           beneficiary benefits                                      393,591           141,140         6,602,917
     Commissions                                                   5,666,447         6,117,411         5,113,960
     Operating expenses                                           20,068,714        20,924,087        15,033,174
     Net transfers to separate accounts                              265,813         3,006,051         4,247,836
                                                                 -----------       -----------       -----------

              Total benefits and expenses                         78,365,796        81,046,876        75,484,492
                                                                 -----------       -----------       -----------

              Net gain from operations before federal
                income taxes and net realized capital
                losses                                            14,212,967        12,648,915         5,914,618

Federal income taxes                                               4,592,242         5,000,964         3,031,567
                                                                 -----------       -----------       -----------

              Net gain from operations before net
                   realized capital losses                         9,620,725         7,647,951         2,883,051

Net realized capital gains (losses)                               (2,133,298)                0                 0
                                                                 -----------       -----------       -----------

              Net income                                         $ 7,487,427       $ 7,647,951       $ 2,883,051
                                                                ============       ===========       ===========

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                  2001            2000             1999
Capital stock:
    Balance at beginning and end of year                      $   2,000,000   $    2,000,000   $     2,000,000
                                                              -------------   --------------   ---------------

Gross paid-in and contributed surplus:
    Balance at beginning and end of year                         45,650,000       45,650,000        45,650,000
                                                              -------------   --------------   ---------------

Special surplus and contingency reserve:
    Balance at beginning of year                                    547,095          500,089           474,502
    Increase in group contingency life reserve                       48,517           47,006            25,587
                                                              -------------   --------------   ---------------

    Balance at end of year                                          595,612          547,095           500,089
                                                              -------------   --------------   ---------------

Unassigned surplus:
     Balance at beginning of year                                16,039,834       15,187,762        13,034,550
     Net income                                                   7,487,427        7,647,951         2,883,051
     Dividends to parent                                         (6,000,000)      (6,000,000)                0
    (Increase) decrease in:
        Net unrealized capital gains and losses                    (698,645)               0          (192,674)
        Non-admitted assets                                          (6,824)         152,911           (69,512)
        Liability for reinsurance in unauthorized companies          (7,914)           5,900            (6,559)
        Asset valuation reserve                                     580,295         (644,631)         (435,507)
        Contingency reserve                                         (48,517)         (47,006)          (25,587)
    Other, net                                                            0         (263,053)                0
Cumulative effect of changes in accounting principles               265,939                0                 0
                                                              -------------   --------------   ---------------

Balance at end of year                                           17,611,595       16,039,834        15,187,762
                                                              -------------   --------------   ---------------

Total surplus                                                 $  65,857,207   $   64,236,929   $    63,337,851
                                                              =============   ==============   ===============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                   2001            2000             1999
Cash from (used for) operations:
    Premiums, annuity considerations and other
         fund deposits                                        $ 48,792,766    $ 49,552,273     $  47,008,353
    Net investment income                                       36,676,846      35,244,153        33,184,111
    Other income                                                 4,211,948       4,865,952         2,536,480
    Benefits                                                   (53,356,787)    (52,837,271)      (43,600,244)
    Commissions and general expenses                           (19,521,108)    (19,641,289)      (16,905,217)
    Federal income taxes                                        (4,787,213)     (3,882,116)       (4,328,976)
    Net transfers to separate accounts                          (7,217,151)     (9,124,206)       (8,059,925)
                                                              -------------   -------------    --------------
          Net cash from operations                               4,799,301       4,177,496         9,834,582
                                                              -------------   -------------    --------------

Cash from (used for) investments:
    Proceeds from investments sold, redeemed or matured:
      Bonds                                                    100,622,587      86,249,527        82,666,925
      Mortgage loans                                             3,150,378       2,881,945           267,583
      Other invested assets                                       (349,141)              0           230,957
      Net gains (losses) on cash and short-term investments            (19)              3                 0
    Tax on capital gains                                           (78,133)        (80,017)          (86,212)
    Cost of investments acquired:
      Bonds                                                   (106,125,531)   (110,082,759)     (105,754,712)
      Mortgage loans                                            (5,282,928)     (3,282,292)       (2,515,000)
      Other invested assets                                      3,966,833               0           (16,666)
     Net decrease in policy loans                                  121,910          46,393           387,192
                                                              -------------   -------------    --------------
          Net cash used for investments                         (3,974,044)    (24,267,200)      (24,819,933)
                                                              -------------   -------------    --------------

Cash from (used for) financing and other sources:
    Other cash provided                                         15,382,264      26,498,861        19,955,419
    Other cash used                                             (1,255,310)     (3,926,256)       (8,187,260)
    Dividends                                                   (6,000,000)     (6,000,000)                0
                                                              -------------   -------------    --------------
          Net cash from financing and other sources              8,126,954      16,572,605        11,768,159
                                                              -------------   -------------    --------------

Net change in cash and short-term investments                    8,952,211      (3,517,099)       (3,217,192)

Cash and short-term investments:
    Beginning of year                                            5,765,618       9,282,717        12,499,909
                                                              -------------   -------------    --------------

    End of year                                               $ 14,717,829    $  5,765,618     $   9,282,717
                                                              =============   =============    ==============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 1
------
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - Companion Life Insurance Company (the "Company"), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company ("United of Omaha"), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

Summary of Significant Accounting Policies

Basis of Presentation - The financial statements of Companion Life Insurance Company are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department ("Department").

     The Department has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices, except that the state does not allow deferred tax assets (DTAs) and deferred tax liabilities (DTLs) that are prescribed by NAIC SAP.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department impacting the Company's financial statements is shown below:

                                                              2001
             Net Income, Department & NAIC SAP           $    7,487,427
                                                         ==============

             Statutory Surplus, Department basis         $   65,857,207

             State Prescribed Practices (surplus)
                  DTAs/DTLs, net                              1,606,977
                                                         --------------
                       Statutory Surplus, NAIC SAP       $   67,464,184
                                                         ==============


The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles (GAAP) in the United States of America. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies;

(c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) comprehensive income and its components are not presented in the financial statements; and (h) changes in certain assets designated as "non-admitted" assets have been charged or credited to unassigned surplus; ( i ) premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities; (j) reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Investments

Bonds not backed by loans are stated at amortized cost using the scientific method. Bonds that are in or near default are stated at fair value.

Loan-backed securities and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Policy Loans are carried at the aggregate unpaid balance.

Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

Premiums and Related Commissions

Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the year ended December 31, 2001, consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability. During 2000 and 1999, considerations received on deposit-type funds totaling $96,285 and $275,813 were recorded as income in the Summary of Operations.

Reserves for Life Contingent Products and Deposit-type Funds

Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") basis or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

For year ended December 31, 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During 2000 and 1999, withdrawals of $142,120 and $174,432 to return funds to the contract holder were recorded as a benefit expense in the Summary of Operations. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported and represent management's best estimate of the ultimate liability based upon an analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

Asset Valuation Reserve (AVR) and Interest Maintenance Reserves (IMR)

The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold.

Property

The Company leases office space in Lynbrook, New York. The Company shares equipment and facilities with its parent, United of Omaha and its ultimate parent Mutual of Omaha and because of this relationship the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable. The Company has direct ownership of a minimal amount of property and equipment related to its Lynbrook facility.

Separate Accounts

The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory basis statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory basis statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in revenue.

Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

         Funds Left on Deposit -Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of Separate Account Assets are based upon quoted market prices. Separate Account liabilities are carried at the fair value of the underlying assets.

Concentrations of Credit Risk

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

Vulnerability Due to Certain Concentrations

The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Note 2
------
Accounting Changes and Correction of Errors

Change in Accounting Principle as a Result of the Initial Implementation of Codification

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 as modified by the state of New York are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased surplus by approximately $266,000 as of January 1, 2001. Included in this adjustment is an increase to surplus of approximately $392,000 related to the Interest Maintenance Reserve and reductions to surplus of approximately $122,000 related to pensions and $4,000 related to guaranty funds.

      Note 3
      ------
      Investments

      Debt Securities

      The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                                  Cost or              Gross               Gross               Estimated
                                                 Amortized           Unrealized          Unrealized              Fair
                                                   Cost                Gains               Losses                Value
At December 31, 2001:
U.S. Government                                  $     214,992       $      9,480        $          0       $     224,472
Mortgage backed securities                          54,196,786          2,407,649             113,713          56,490,722
Special revenue                                      3,522,844            106,657                   0           3,629,501
Industrial and miscellaneous                       337,001,215         10,851,174           3,767,801         344,084,588
Public utilities                                    32,568,063          1,195,465             270,723          33,492,805
Collateralized mortgage obligations                 60,744,192          1,523,489              57,196          62,210,485
                                                 -------------       ------------        ------------       -------------

     Total                                       $ 488,248,092       $ 16,093,914        $  4,209,433       $ 500,132,573
                                                 =============       ============        ============       =============

Bonds                                            $ 488,248,092
Short-term investments                                       0
                                                 -------------
                                                 $ 488,248,092
                                                 =============

                                                  Cost or              Gross               Gross               Estimated
                                                 Amortized           Unrealized          Unrealized              Fair
                                                   Cost                Gains               Losses                Value
At December 31, 2000:
U.S. Government                                  $     214,987       $      2,903        $          0       $     217,890
Mortgage backed securities                          57,165,889          1,492,394             142,221          58,516,062
Special revenue                                      4,126,654            311,731                   0           4,438,385
Industrial and miscellaneous                       357,514,234          5,780,341           8,653,835         354,640,740
Public utilities                                    31,879,718            819,543             223,404          32,475,857
Collateralized mortgage obligations                 35,098,041            231,421              36,225          35,293,237
                                                 -------------       ------------        ------------       -------------

     Total                                       $ 485,999,523       $  8,638,333        $  9,055,685       $ 485,582,171
                                                 =============       ============        ============       =============

Bonds                                            $ 483,599,523
Short-term investments                               2,400,000
                                                 -------------
                                                 $ 485,999,523
                                                 =============

      The cost or amortized cost and estimated fair value of debt securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         Cost or
                                                        Amortized
                                                          Cost           Fair Value
      Due in one year or less                         $  14,851,701     $ 15,069,213
      Due after one year through five years             118,871,890      122,218,222
      Due after five years through ten years            146,309,277      149,686,200
      Due after ten years                                93,274,246       94,457,731

      Collateralized mortgage obligations and
      mortgage backed securities                        114,940,978      118,701,207
                                                      -------------     ------------

                                                      $ 488,248,092     $500,132,573
                                                      =============     ============

Gross realized gains and losses from investments consist of the following:

                                                                                  Net
                                              Gross             Gross           Realized
                                             Realized          Realized          Gains
                                              Gains             Losses          (Losses)
Year ended December 31, 2001
  Bonds                                     $  380,422       $2,504,430      $ (2,124,008)
  Mortgage loans                                     0                0                 0
  Short-term investments                             3               22               (19)
                                            ----------       ----------      ------------
                                            $  380,425       $2,504,452        (2,124,027)

  Capital gains tax                                                                (3,245)
  Transfer to IMR                                                                  (6,026)
                                                                             ------------

  Net realized capital gains (losses)                                        $ (2,133,298)
                                                                             ============

                                                                                  Net
                                               Gross            Gross           Realized
                                             Realized          Realized          Gains
                                               Gains            Losses          (Losses)
Year ended December 31, 2000
  Bonds                                     $  120,859       $      379      $    120,480
  Mortgage loans                                     0                0                 0
  Short-term investments                             3                0                 3
                                            ----------       ----------      ------------
                                            $  120,862       $      379           120,483

  Capital gains tax                                                               (42,169)
  Transfers to IMR                                                                (78,314)
                                                                             ------------

  Net realized capital gains (losses)                                        $          0
                                                                             ============

                                                                                             Net
                                                         Gross             Gross           Realized
                                                        Realized          Realized          Gains
                                                         Gains             Losses          (Losses)
            Year ended December 31, 1999
              Bonds                                    $  332,320        $ 222,512         $  109,808
              Mortgage loans                                    0                0                  0
              Short-term investments                            0                0                  0
                                                       ----------        ---------         ----------
                                                       $  332,320        $ 222,512            109,808

              Capital gains tax                                                               (38,433)
              Transfers to IMR                                                                (71,375)
                                                                                           -----------

              Net realized capital gains (losses)                                          $        0
                                                                                           ===========

            Proceeds from the sale of bonds were $27,979,808, $0 and $8,438,798 during 2001, 2000, and 1999, respectively.

            Mortgage Loans

            The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, the maximum and minimum lending rates for mortgage loans were 8.00% and 5.58%, respectively. During 2001, the Company did not reduce interest rates on any outstanding mortgage loans.

            The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was approximately 69%.

            Fair Value of Financial Instruments

            The cost or amortized cost and estimated fair value of the Company's investment securities were as follows:

                                                            2001                                   2000
                                                Statement           Estimated          Statement            Estimated
                                                  Value             Fair Value           Value              Fair Value
Financial Assets:
Bonds                                          $ 488,248,092      $  500,132,573     $ 483,599,523         $ 483,182,171
Preferred Stock                                            0                   0                 0                     0
Common stocks - unaffiliated                               0                   0                 0                     0
Common stocks - affiliated                                 0                   0                 0                     0
Mortgage loans on real estate                     11,611,355          11,894,806         9,473,109             9,801,150
Short-term investments                                     0                   0         2,400,000             2,400,000
Policy loans                                       9,966,323           9,966,323        10,088,233            10,088,233
Assets related to separate accounts               32,732,823          32,732,823        36,107,020            36,107,020

Financial Liabilities:
Liability for deposit-type contracts                 904,140             822,460           749,630               741,736
Liabilities related to separate
  accounts                                        32,694,158          32,694,158        36,064,529            36,064,529

Note 4
------
Investment Income

Due and accrued income is excluded from investment income on bonds where collection of interest is uncertain. No amounts were excluded in 2001 or 2000.

Note 5
------
Income Taxes

The Company is included in a consolidated federal income tax return including the following: Mutual of Omaha Insurance Company, United of Omaha Life Insurance Company, Omaha Indemnity Company, Omaha Property and Casualty Company, Exclusive Healthcare, Inc., Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc., Mutual of Omaha Health Plans of Ohio, Inc., Mutual of Omaha Health Plans, Inc., Adjustment Services, Inc., KFS Corporation, Kirkpatrick, Pettis, Smith, Polian Inc., KPM Investment Management, Inc., Kirkpatrick Pettis Trust Company, Mutual of Omaha Holdings, Inc., Mutual of Omaha Investors Services, Inc., Mutual of Omaha Marketing Corporation, innowave incorporated, Mutual of Omaha Structured Settlement Company, Connecticut, Mutual of Omaha Structured Settlement Company of New York, Inc., United World Life Insurance Company. Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2001, the Company had no net operating loss or credit carryovers.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                          2001             $  5,187,352
                          2000             $  4,798,443
                          1999             $  2,959,921

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2001, the Company has accumulated $2,623,000 in its policyholders' surplus account.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                                  12/31/2001
            Expected federal income tax expense                   $ 4,229,020
            Investment income adjustments                             176,145
            Net deferred acquisition costs                            395,966
            Accrued expense deductions                                139,423
            Other                                                      74,446
                                                                  -----------
            Total                                                 $ 5,015,000
                                                                  ===========

            Federal and Foreign Income Taxes Incurred             $ 4,592,242
            Prior year tax expense (benefit)                          419,513
            Capital gains tax                                           3,245
                                                                  -----------
            Total Statutory Income Taxes                          $ 5,015,000
                                                                  ===========

The Company's tax returns have been examined by the Internal Revenue Service through 1995. Management believes the final resolution of all income tax issues for 1995 and prior years will not have a material impact on the Company's statutory basis financial statements.

Note 6
------
Information Concerning Parent, Subsidiaries and Affiliates

Related Party Transactions

At December 31, 2001, the Company reported a net $172,802 as amounts receivable from parent. Outstanding items are generally settled within 30 days.

The Company's investments in mortgage loans are held through joint participation with United of Omaha.

Mutual of Omaha and United of Omaha provide actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $5,454,000, $5,095,000 and $5,785,000 for 2001, 2000
and 1999, respectively. Management believes the method for allocating such expenses is fair and reasonable. Included in other liabilities are unsettled balances related to these services of approximately $553,000 and $559,000 as of December 31, 2001, and 2000, respectively.

The Company cedes group and individual life insurance and individual annuity business to United of Omaha. The Company entered into a coinsurance treaty with United of Omaha relating to bank annuity business in which the Company cedes 90% of the 2001 and 2000 related premiums to United of Omaha and United of Omaha pays 90% of the related benefits in 2001 and 2000. The total amounts ceded by the Company relating to the treaties with United of Omaha were as follows:

      At December 31,                                                  2001          2000
        Amounts recoverable from reinsurance                    $            0   $     493,816
                                                                ==============   =============

        Policy and contract claims                              $      875,326   $   1,361,076
                                                                ==============   =============

        Aggregate reserve for policies and contracts            $  103,980,018   $  90,950,708
                                                                ==============   =============

        Funds held under reinsurance treaties                   $  105,538,273   $  93,601,267
                                                                ==============   =============

   Year Ended December 31,                                                        2001              2000
      Premium considerations                                               $    15,087,591      $ 29,586,170
                                                                           ===============      ============

      Policyholder and beneficiary benefits                                $     9,889,799      $  8,718,336
                                                                           ===============      ============

The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

   At December 31,                                                                2001              2000
      Amount recoverable from reinsurers                                   $             0      $          0
                                                                           ===============      ============

      Policy and contract claims                                           $     2,669,550      $    733,209
                                                                           ===============      ============

      Aggregate reserve for policies and contracts                         $     1,105,282      $  1,184,435
                                                                           ===============      ============

   Year Ended December 31,                                                        2001              2000

      Premium considerations                                               $     5,410,516      $  4,679,367
                                                                           ===============      ============

      Policyholder and beneficiary benefits                                $     5,250,613      $  4,016,662
                                                                           ===============      ============

Note 7
------
Debt

The Company does not currently issue or hold any capital notes or reverse repurchase agreements. In addition, the Company had no outstanding bonds, debentures, or promissory notes as of December 31, 2001. The Company has a $25,000,000 revolving credit agreement with its parent, United of Omaha, which is primarily intended to satisfy short-term liquidity needs.

Note 8
------
Retirement Plans, Deferred Compensation, Post Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Defined Benefit Plan

The Company, with its ultimate parent Mutual of Omaha Insurance Company and other affiliates (the "Companies"), sponsors a defined benefit pension plan covering substantially all regular employees. Plan benefits are based on years of service and the employee's compensation during the five years out of the last ten years of employment which provides the highest average. Normal funding policy is to contribute annually the amount that can be deducted for federal income tax purposes, and to charge the Company and each subsidiary for its allocable share of such contributions based on an estimate. Plan assets are held by the Company's parent, United of Omaha Life Insurance Company, under the terms of a group annuity contract and in domestic equity and international common stock funds. The Company's portion of the pension expense was $(256,981), $168,411 and $163,975 in 2001, 2000 and 1999, respectively.

In addition to pension benefits, the Companies provide certain health care and life insurance postretirement benefits for retired employees. The costs of these postretirement benefits are allocated to the Companies in accordance with an intercompany cost sharing agreement.

     Substantially all employees hired prior to 1995 may become eligible for these benefits if they meet certain age and service requirements while working for the Companies. The level of postretirement benefits varies with the retiree's length of service with the Companies. The Companies reserve the right to terminate or amend eligibility, benefits or costs of their postretirement benefit plans as set forth in the benefit plan documents.

     A summary of assets, obligations and assumptions of the Pension and Postretirement Benefit Plans for the Companies are as follows at December 31, 2001 and 2000:

                                                                                             Postretirement
                                                                     Pension Benefits          Benefits
                                                                          2001                   2001
                                                                          ----                   ----
Change in benefit obligation
a. Benefit obligation at beginning of year                               $  518,446,805          $   82,952,989
b. Service cost                                                              13,107,679                       0
c. Interest cost                                                             39,804,495               6,631,022
d. Contribution by plan participants                                                  0                       0
e. Actuarial (gain) loss                                                      8,446,192               7,156,996
f. Foreign currency exchange rate changes                                             0                       0
g. Benefits paid                                                            (26,731,690)             (6,793,242)
h. Plan amendments                                                                    0                       0
i. Business combinations, divestitures, curtailments, settlements
   and special termination benefits                                                   0                       0
j. Assumption change                                                         22,916,154              10,731,765
                                                                         --------------          --------------
k. Benefit obligation at end of year                                     $  575,989,635          $  100,679,530
                                                                         ==============          ==============

Change in plan assets
a. Fair value of plan assets at beginning of year                        $  491,446,805          $   14,243,642
b. Actual return on plan assets                                               3,199,131               1,024,296
c. Foreign currency exchange rate changes                                             0                       0
d. Employer contribution                                                     39,414,462               4,138,154
e. Plan participants' contributions                                                   0                       0
f. Benefits paid                                                            (26,731,690)                      0
g. Business combinations, divestitures and settlements                                0                       0
                                                                         --------------          --------------
h. Fair value of plan assets at end of year                              $  507,328,708          $   19,406,092
                                                                         ==============          ==============

                                                                                             Postretirement
                                                                     Pension Benefits          Benefits
                                                                          2001                   2001
                                                                          ----                   ----
Funded status
a. Unamortized prior service cost                                        $            0          $            0
b. Unrecognized net gain or (loss)                                          (72,785,352)             (4,427,415)
c. Remaining net obligations or net asset at initial date of
   application                                                                        0             (44,202,014)
d. Prepaid assets or (accrued liabilities)                                    4,124,425             (32,644,009)
e. Intangible asset                                                                   0                       0

Benefit obligation for non vested employees                              $            0          $            0

Components of net periodic benefit cost
a. Service cost                                                          $   13,107,679          $            0
b. Interest cost                                                             39,804,495               6,631,022
c. Expected return on plan assets                                           (44,622,137)             (1,024,296)
d. Amortization of unrecognized transition obligation or
   transition asset                                                                   0               4,018,365
e. Amount of recognized (gains) and losses                                            0                 (55,166)
f. Amount of prior service cost recognized                                            0                       0
g. Amount of gain or loss recognized due to a settlement or
   curtailment                                                                        0                       0
h. Transition to SSAP 8                                                      27,000,000                       0
                                                                         --------------          --------------
i.  Total net periodic benefit cost                                      $   35,290,037          $    9,569,925
                                                                         ==============          ==============

     A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment at December 31, 2001, less allowable intangible assets, net of tax benefit, was $10,061,172. The unrecognized prior service cost at December 31, 2001 was $0 so the entire minimum liability adjustment was reported as a reduction to surplus of the Company's ultimate parent, Mutual of Omaha.

     The assumptions used in determining the actuarial present value of the projected benefit obligations above were as follows:

                                                                             Pension             Postretirement
                                                                            Benefits                Benefits
                                                                              2001                    2001
                                                                              ----                    ----
     Weighted-average assumptions as of Dec. 31
       a. Discount rate                                                       7.50%                  7.50%
       b. Rate of compensation increase                                       5.00%                   N/A
       c. Expected long-term rate of return on plan assets                    9.00%                  6.75%

     Pension plan assets include approximately $311,541,000 and $290,801,000 of United of Omaha Life Insurance Company guaranteed interest contracts as of December 31, 2001 and 2000, respectively.

     In 1993, the Companies changed their method of accounting for the costs of postretirement benefits to the accrual method, and elected to amortize the transition obligation for retirees and fully-eligible employees over 20 years. The Companies' total postretirement benefit obligation for retirees and fully-eligible employees was approximately $100.7 million at December 31, 2001. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and the health care cost trend rate was 5.0% per year. At December 31, 2001 the Companies' accrued benefit was $32.6 million. The Companies partially funded their postretirement medical benefits through a contribution of $4.1 million to a Postretirement Medical 401(h) Account in September 2001.

     The Companies' total net postretirement benefits costs for 2001 were approximately $9.6 million and include the expected cost of such benefits for newly eligible employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company's share of net postretirement benefits costs for 2001 was $101,700. The Company paid total postretirement benefits of approximately $63,400 in 2001, as claims were incurred.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                           1% Increase             1% Decrease
       a. Effect on total of service and interest cost components         $ 10,101,993             $ 9,105,934

       b. Effect on postretirement benefit obligation                     $107,815,721             $94,457,141

     Defined Contribution Plans
     The Companies sponsor a 401(k) profit sharing plan for which substantially all employees are eligible. The Company's expense for this plan was $110,281, $126,385 and $130,362 in 2001, 2000 and 1999, respectively.

     Note 9
     ------
     Capital and Surplus, Dividend Restrictions and Quasi-Reorganizations

     The maximum amount of dividends which can be paid to shareholders without prior approval by the Superintendent of the Insurance Department of the State of New York is subject to restrictions relating to surplus or net gain from operations. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Insurance Department of the State of New York is the lesser of 10% of the insurer's surplus as of the previous December 31 or the net gain from operations excluding realized capital gains for the previous twelve month period ending December 31. Based upon these restrictions, the company is permitted a maximum dividend distribution of $6,385,721 in 2002. Dividends are paid as declared by the Board of Directors. Dividends of $6,000,000 were declared and paid in 2001 and 2000.

     Note 10
     -------
     Commitments and Contingencies

     Contingent Commitments
     The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company has securities loans to third parties of $4,732,000 as of December 31, 2001.

     Guaranty Fund Assessments
     As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimates its costs related to past insolvencies and has recorded a charge to operations of $0 at December 31, 2001 and $4,428 charged to surplus due to the cumulative effect of codification.

     All Other Contingencies
     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, result of operations, or cash flows.

     Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

     Note 11
     -------
     Leases

     The Company leases property to house home office operations in Lynbrook, New York from 303 Merrick LLC, a New York limited liability company. The lease became effective April 1, 2001 and will terminate on March 31, 2006. The Company has a one-time option to renew, for a period of three years under the same terms and conditions, except the rent due shall be the then fair market value. Rental expense for 2001, 2000 and 1999 was $90,109, $128,932 and $176,843, respectively.

     At April 1, 2001, the minimum aggregate rental commitments for the home office space are as follows:

                     2002                   $   82,616
                     2003                       85,095
                     2004                       87,648
                     2005                       90,277
                     2006                       22,735
                                            ----------

                       Total                $  368,371
                                            ==========

     The Company leases office equipment under various non-cancelable leases that will expire April 2006. Rental expense for 2001, 2000 and 1999 was $9,896, $13,424 and $28,219, respectively.

     At January 1, 2001, the minimum aggregate rental commitments are as follows:

                     2002                       11,339
                     2003                        6,745
                     2004                        3,463
                     2005                        3,463
                     2006                        1,154
                                            ----------

                       Total                $   26,164
                                            ==========

     Note 12
     -------
     Direct Premiums Written

     The Company's direct accident and health premium of $2,532,168 and $2,920,316 was written by third party administrators (TPAs) during 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during either period.

     Note 13
     -------
     Other Items

     The Company incurred $993,000 in direct claims as a direct result of the September 11 events. $441,000 of this amount is reinsured with Company's parent, United of Omaha, and an additional $180,000 is reinsured with a non-affiliated company.

     Securities with an amortized cost of $215,000 and $214,987 at December 31, 2001 and 2000, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

     Note 14
     -------
     Reinsurance

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

     In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

     Note 15
     -------
     Retrospectively Rated Contracts and Contracts Subject to Redetermination

     The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including
     IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

     The amount of net premiums earned by the Company that are subject to retrospective rating features was approximately $915,000 and $800,000 in 2001 and 2000, respectively. These net premiums represent 89.1% and 82.7% of the total net premium for group business for

     2001 and 2000, respectively. No other net premium written by the Company are subject to retrospective rating features.

     Note 16
     -------
     Changes in Incurred Claims

                                                      2001                2000
          Balance at January 1                        $   927,030        $ 2,262,491
          Less reinsurance recoveries                     812,894          2,000,890
                                                      -----------        -----------
          Net balance at January 1                    $   114,136        $   261,601

          Incurred related to:
             Current year                             $   547,511        $   465,283
             Prior year                                    68,324              1,988
                                                      -----------        -----------
                 Total incurred                       $   615,835        $   467,271

          Paid related to:
             Current year                             $   280,938        $   383,003
             Prior year                                   121,865            231,733
                                                      -----------        -----------
                 Total paid                           $   402,803        $   614,736

          Net balance at December 31                  $   327,168        $   114,136
          Plus reinsurance recoveries                   2,741,758            812,894
                                                      -----------        -----------

          Balance at December 31                      $ 3,068,926        $   927,030
                                                      ===========        ===========

     Net reserves for incurred losses attributable to insured events of prior years has decreased by $53,541 from $114,136 in 2000 to $60,595 in 2001 as a result of $121,865 of paid claim run-out and reestimation of unpaid losses on the Company's accident and health business. This reserve change is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

     Note 17
     -------
     Reserves for Life Contingent Products and Deposit-Type Funds

     The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death for policies issued after January 1, 1981. Surrender values are not promised in excess of the legally computed reserves.

     Additional premiums are charged for policies issued on occupational hazard and substandard lives according to underwriting classification. Extra premiums for occupation only are considered to cover a hazard which is either level or increases so slightly with advancing age of the insured that it is more than offset by the reducing net amount at risk. For that reason, an additional reserve of 50% of the gross modal extra premium is considered adequate.

     At December 31, 2001, the Company had insurance in force with a face value of $ 820,209,259 for which the gross premiums are less than the net premiums according to the standard valuation set by the state of New York. Reserves to cover the above insurance totaled $1,443,047 at December 31, 2001.

     Note 18
     -------
     Analysis of Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

       At December 31, 2001
       Annuity reserves and deposit fund liabilities:

                                                                             Amount                % of Total
                                                                             ------                ----------
       Subject to discretionary withdrawal:
         (1) With market value adjustment                                $            0               0.0%
         (2) At book value less current surrender charge of 5%
             or more                                                         92,439,098              27.1%
         (3) At fair value                                                   31,401,965               9.2%
                                                                         --------------              ----
         (4) Total with adjustment or at market value                       123,841,063              36.3%
         (5) At book value without adjustment (minimal or no
             charge)                                                        203,345,957              59.6%

       Not subject to discretionary withdrawal                               13,743,785               4.1%
                                                                         --------------             -----

       Total (gross)                                                        340,930,805             100.0%

       Reinsurance ceded                                                     97,613,895
                                                                         --------------

       Total (net)                                                       $  243,316,910
                                                                         ==============

       At December 31, 2000
       Annuity reserves and deposit fund liabilities:

                                                                             Amount                % of Total
                                                                             ------                ----------
       Subject to discretionary withdrawal:
         (1) With market value adjustment                                $            0               0.0%
         (2) At book value less current surrender charge of 5%
             or more                                                        114,593,765              33.5%
         (3) At fair value                                                   34,978,089              10.2%
                                                                         --------------
         (4) Total with adjustment or at market value                       149,571,854              43.7%
         (5) At book value without adjustment (minimal or no
             charge)                                                        179,194,303              52.3%

       Not subject to discretionary withdrawal                               13,572,969               4.0%
                                                                         --------------             -----

       Total (gross)                                                        342,339,126             100.0%

       Reinsurance ceded                                                     85,445,638
                                                                         --------------

       Total (net)                                                       $  256,893,488
                                                                         ==============

     The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds to amounts reported in the Statements of Admitted Assets, Liabilities, Surplus as of December 31:

                 December 31, 2001
                 Life and Accident and Health Annual Statement:

                                                                                         Amount
                                                                                         ------
                 Exhibit 8, Annuities Section, Total (net)                           $  210,693,349
                 Exhibit 8, Supplementary Contracts with Life Contingencies
                 Section, Total (net)                                                       317,456
                 Exhibit of Deposit-Type Contracts, Line 14, Column 1                       904,140
                                                                                     --------------
                                                                                        211,914,945

                 Separate Accounts Annual Statement:
                 Exhibit 6, Line 0299999, Column 2                                       31,401,965
                 Exhibit 6, Line 0399999, Column 2                                                0
                 Page 3, Line 2, Column 3                                                         0
                 Page 3, Line 3.1, Column 3                                                       0
                 Page 3, Line 3.2, Column 3                                                       0
                 Page 3, Line 3.3, Column 3                                                       0
                                                                                     --------------
                                                                                         31,401,965
                                                                                     --------------
                 Total                                                               $  243,316,910
                                                                                     ==============


                 December 31, 2000
                 Life and Accident and Health Annual Statement:

                                                                                         Amount
                                                                                         ------
                 Exhibit 8, Annuities Section, Total (net)                           $  220,908,742
                 Exhibit 8, Supplementary Contracts with Life Contingencies
                 Section, Total (net)                                                       257,027
                 Exhibit of Deposit-Type Contracts, Line 14, Column 1                       749,630
                                                                                     --------------
                                                                                        221,915,399

                 Separate Accounts Annual Statement:
                 Exhibit 6, Line 0299999, Column 2                                       34,978,089
                 Exhibit 6, Line 0399999, Column 2                                                0
                 Page 3, Line 2, Column 3                                                         0
                 Page 3, Line 3.1, Column 3                                                       0
                 Page 3, Line 3.2, Column 3                                                       0
                 Page 3, Line 3.3, Column 3                                                       0
                                                                                     --------------
                                                                                         34,978,089
                                                                                     --------------
                 Total                                                               $  256,893,488
                                                                                     ==============

     Note 19
     -------

     Premium and Annuity Considerations Deferred and Uncollected
     Deferred and uncollected life insurance premiums and annuity considerations as of December 31, are as follows:

                                                    2001                            2000
                                                    ----                            ----

              Type                                          Net of                          Net of
                                            Gross          Loading          Gross          Loading
  (1) Industrial                        $          0    $          0    $          0    $          0
  (2) Ordinary New Business                1,911,926         739,348       1,631,074         248,802
  (3) Ordinary Renewal                     4,992,033       4,904,033       3,851,645       3,429,473
  (4) Credit Life                                  0               0               0               0
  (5) Group Life                             128,474         128,474         249,474         249,474
  (6) Group Annuity                                0               0               0               0
                                        ------------    ------------    ------------    ------------
  (7) Total                             $  7,032,433    $  5,771,855    $  5,732,193    $  3,927,749

     Note 20
     -------
     Separate Accounts

     Information regarding the separate accounts of the Company is as follows:

                                                                     Nonindexed       Nonindexed       Nonguaranteed
                                                       Indexed        Guarantee      Guarantee **4%  Separate Accounts     Total
                                                       -------                                 ----           --------     -----
                                                                        */= 4%
                                                                        ------
For the year ended December 31, 2001:
Premiums, considerations or deposits                   $           0   $           0   $           0   $   3,003,578   $   3,003,578
                                                       =============   =============   =============   =============   =============

  At December 31, 2001
  Reserves by valuation basis:
         Market value                                  $           0   $           0   $           0   $  31,670,141   $  31,670,141
         Amortized cost                                            0               0               0               0               0
                                                       -------------   -------------   -------------   -------------   -------------
         Total reserves                                $           0   $           0   $           0   $  31,670,141   $  31,670,141
                                                       =============   =============   =============   =============   =============

    Reserves by withdrawal characteristic:
     Subject to discretionary withdrawal:              $           0   $           0   $           0   $           0   $           0
     With market value adjustment                                  0               0               0               0               0
     At book value without market value
     Adjustment and with current Surrender charge
     **/=5%                                                        0               0               0               0               0
     At market value                                               0               0               0      31,670,141      31,670,141
     At book value without market value
     Adjustment and with current surrender charge *5%              0               0               0               0               0

  Not subject to discretionary withdrawal                          0               0               0               0               0
                                                       -------------   -------------   -------------   -------------   -------------

      Total                                            $           0   $           0   $           0   $  31,670,141   $  31,670,141
                                                       =============   =============   =============   =============   =============

Reserves with Asset Default Risk in Lieu of AVR

Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
    Transfers to Separate Accounts                     $           0   $           0   $           0   $   3,071,628   $   3,071,628
    Transfers from Separate Accounts                               0               0               0       2,805,815       2,805,815
                                                       -------------   -------------   -------------   -------------   -------------
    Net Transfers                                                  0               0               0         265,813         265,813

    Reconciling Adjustments                                        0               0               0               0               0
                                                       -------------   -------------   -------------   -------------   -------------
Transfers as Reported in the Summary of Operations of
the Company                                            $           0   $           0   $           0   $     265,813   $     265,813
                                                       =============   =============   =============   =============   =============

*   Less than or equal to.
**  Greater than or equal to.

     Note 21
     -------
     EDP Equipment and Software

     Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

     Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

     Electronic data processing ("EDP") equipment and operating and nonoperating software consisted of the following at December 31:

                                                                           2001            2000
                                                                           ----            ----
                    Electronic data processing equipment               $    138,127    $    432,738
                    Operating system software

                                                                                  0               0
                    Nonoperating system software                              4,233          23,399

                    Accumulated depreciation                               (129,299)       (398,484)
                                                                       ------------    ------------
                    Balance, net                                       $     13,061    $     57,653
                                                                       ============    ============

     Depreciation expense related to EDP equipment and operating and nonoperating software totaled $260,000 and $370,000 for the year ended December 31, 2001 and 2000, respectively.

     Note 22
     -------
     Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

     As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                                           2001            2000            1999
                                                                           ----            ----            ----
     Statutory net income as reported                                  $  7,487,427    $  7,647,951    $  2,883,051
     Deferred policy acquisition costs                                    2,469,871         490,940       1,039,789
     Future policy benefits and policyholder account balances            (2,452,265)         51,993       3,401,041
     Deferred income taxes and other tax reclassifications                  468,000          47,000        (740,000)
     Other                                                                   42,400         606,593         859,409
                                                                       ------------    ------------    ------------
     Net income in conformity with accounting principles generally
       accepted in the United States of America                        $  8,015,433    $  8,844,477    $  7,443,290
                                                                       ============    ============    ============

                                                                                           2001            2000
                                                                                         ------          ------
Statutory surplus                                                                      $ 65,857,207    $ 64,236,929
Deferred policy acquisition costs                                                        47,215,504      45,568,438
Future policy benefits and policyholder account balances                                (20,590,220)    (18,157,260)
Valuation of investments                                                                 11,393,427        (417,352)
Statutory asset valuation reserve                                                         3,467,096       4,047,391
Deferred income taxes                                                                    (4,211,000)       (829,000)
Other                                                                                     4,011,634       3,529,704
                                                                                       ------------    ------------
Equity in conformity with accounting principles generally accepted in
the United States of America                                                           $107,143,648    $ 97,978,850
                                                                                       ============    ============

COMPANION LIFE
SEPARATE ACCOUNT B


FINANCIAL STATEMENTS AND INDEPENDENT
AUDITORS' REPORT AS OF DECEMBER 31, 2001
AND FOR THE YEAR ENDED DECEMBER 31, 2001
AND FOR THE PERIOD FROM OCTOBER 1, 2000
(INCEPTION) TO DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statement of net assets of each of the Companion Life Separate Account B (the "Separate Account") sub-accounts disclosed in Note 2 which comprise the Separate Account as of December 31, 2001, and the related statements of operations and changes in net assets for the period ended December 31, 2001 and for the period from October 1, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2001, and the results of their operations and changes in their net assets for the period ended December 31, 2001 and for the period from October 1, 2000 (inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Omaha, Nebraska

March 29, 2002

                        COMPANION LIFE SEPARATE ACCOUNT B

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2001

                                                                         Market (Carrying) Value
                                                           ----------------------------------------------
                                                             Contracts in    Contracts in
                                                             Accumulation       Payout
                                                              (Deferred)    (Annuitization)                  Units      Market Value
ASSETS                                             Cost         Period          Period       Net Assets   Outstanding     per Unit
                                                   ----         ------          ------       ----------   -----------     --------
Investments:

   Alger:
        American Growth                      $      5,933   $      5,881   $          -   $      5,881          394      $   14.93
        American Small Capitalization               8,090          8,042              -          8,042          930           8.65

   Deutsche VIT:
        EAFE(R) Equity Index                       16,482         15,557              -         15,557        2,338           6.65
        Small Cap Index                             7,417          7,473              -          7,473          782           9.56

   Federated:
        Prime Money Fund II                       192,622        192,622              -        192,622      156,675           1.23
        U. S. Government Securities II                 22             24              -             24            2          12.00

   Fidelity VIP and VIP II:
        Asset Manager: Growth                           -              -              -              -            -              -
        Contrafund                                  7,852          7,913              -          7,913          572          13.83
        Equity Income                              11,667         11,669              -         11,669          905          12.89
        Index 500                                  21,795         21,479              -         21,479        1,647          13.04

   MFS:
        Capital Opportunities                      22,194         21,447              -         21,447        1,439          14.90
        Emerging Growth                             2,887          2,413              -          2,413          184          13.11
        Global Governments                            695            697              -            697           59          11.81
        High Income                                   418            420              -            420           40          10.50
        Research                                    1,735          1,651              -          1,651          142          11.63

   Morgan Stanley:
        Emerging Markets Equity                     9,203          9,402              -          9,402        1,197           7.85
        Fixed Income                                  621            615              -            615           49          12.55

   Pioneer VCT:
        Equity-Income                               4,014          3,900              -          3,900          363          10.74
        Fund                                        4,168          3,762              -          3,762          441           8.53
        Growth Shares                                 157            175              -            175           23           7.61
        Mid-Cap Value                               6,206          6,343              -          6,343          459          13.82
        Real Estate Growth                          7,505          7,696              -          7,696          642          11.99

   Scudder VLIF:
        Global Discovery                            1,112          1,109              -          1,109           80          13.86
        Growth & Income                                 -              -              -              -            -              -
        International                               9,574          8,669              -          8,669          927           9.35

   T. Rowe Price
        Equity Income                               3,200          3,188              -          3,188          228          13.98
        International Stock                         9,079          8,550              -          8,550          934           9.15
        Limited-Term Bond                          16,373         16,432              -         16,432        1,246          13.19
        New America Growth                         13,074         13,135              -         13,135        1,155          11.37
        Personal Strategy Balanced                    113            114              -            114            9          12.67
                                            -------------- -------------- -------------- --------------
                 Total invested assets       $    384,208   $    380,378   $          -   $    380,378
                                            ============== ============== ============== ==============
LIABILITIES                                  $          -   $          -   $          -   $          -
                                            ============== ============== ============== ==============
                 Net assets                  $    384,208   $    380,378   $          -   $    380,378
                                            ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                 Alger                                                 Deutsche VIT
                                                 ----------------------------------------------------- --------------------------
                                                                                    American
                                                        American Growth        Small Capitalization       EAFE(R) Equity Index
                                                 -------------------------- -------------------------- --------------------------
                                                      2001        2000(A)       2001         2000(A)        2001       2000(A)
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                   $         1   $        -   $         2   $        -   $         -   $        -

Realized gains (losses) on investments
      Realized gain on sale of fund shares               (121)           -          (316)           -          (195)           -
      Realized gain distributions                          41            -             -            -             -            1
                                                 ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                           (80)           -          (316)           -          (195)           1
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                     (52)           -           (51)           3          (927)           2
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                         (131)           -          (365)           3        (1,122)           3
                                                 ------------- ------------ ------------- ------------ ------------- ------------

Contract Transactions:
      Payments received from contract owners            2,558            -         5,936          200        12,340          200
      Transfers between subaccounts
         (including fixed accounts), net                4,187            -         4,104         (165)        7,508         (167)
      Transfers for contract benefits and
         terminations                                       -            -             -            -             -            -
      Contract maintenance charges                       (637)           -        (1,400)           -        (2,678)           -
Mortality and expense risk                                (16)           -           (27)           -           (45)
Administrative charges                                    (80)           -          (244)           -          (482)           -
Adjustments to net assets allocated
      to contracts in payout period                         -            -             -            -             -            -
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                        6,012            -         8,369           35        16,643           33
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                 5,881            -         8,004           38        15,521           36
Net assets at beginning of period                           -                         38                         36
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                       $     5,881   $        -   $     8,042   $       38   $    15,557   $       36
                                                 ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                           444            -         1,075            3         2,479            4
      Withdrawals                                         (49)           -          (148)           -          (145)           -
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding              394            -           927            3         2,334            4

Units outstanding at beginning of year                      -            -             3            -             4            -
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                          394            -           930            3         2,338            4
                                                 ============= ============ ============= ============ ============= ============

(A) For the period from October 1 to December 31.

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                             Deutsche VIT (continued)   Federated
                                             -------------------------- -----------------------------------------------------
                                                                                                       U.S. Government
                                                  Small Cap Index          Prime Money Fund II          Securities II
                                             -------------------------- -------------------------- --------------------------
                                                  2001       2000(A)         2001       2000(A)         2001       2000(A)
                                             ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                               $        42   $        -   $       459   $        3    $        4   $        -

Realized gains (losses) on investments
      Realized gain on sale of fund shares            (32)           -             -            -            (2)           -
      Realized gain distributions                     338            0             -            -             -            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
           Realized gain (losses)                     306            0             -            -            (2)           -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                  56            -             -            -             2            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                      404            0           459            3             4            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners        5,189          200       278,106       24,285           262            -
      Transfers between subaccounts
         (including fixed accounts), net            3,405         (174)      (99,263)        (411)         (203)           -
      Transfers for contract benefits and
         terminations                                   -            -             -            -             -            -
      Contract maintenance charges                 (1,300)           -        (8,780)        (137)          (35)           -
Mortality and expense risk                            (24)                      (225)                         -
Administrative charges                               (227)           -        (1,415)           -            (4)           -
Adjustments to net assets allocated
      to contracts in payout period                     -            -             -            -             -            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                    7,043           26       168,423       23,737            20            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets             7,447           26       168,882       23,740            24            -
Net assets at beginning of period                      26                     23,740                          -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                   $     7,473   $       26   $   192,622   $   23,740    $       24   $        -
                                             ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                       880            3       213,017       20,326            25            -
      Withdrawals                                    (101)           -       (76,375)        (293)          (23)           -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding          779            3       136,642       20,033             2            -
Units outstanding at beginning of year                  3            -        20,033            -             -            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                      782            3       156,675       20,033             2            -
                                             ============= ============ ============= ============ ============= ============


(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                             Fidelity VIP and VIP II
                                             --------------------------------------------------------------------------------

                                               Asset Manager: Growth          Contrafund               Equity Income
                                             -------------------------- -------------------------- --------------------------
                                                 2001       2000(A)         2001       2000(A)         2001       2000(A)
                                             ------------- ------------ ------------- ------------- ------------ ------------
Income:
      Dividends                               $         -   $        -   $         -   $        -    $        7   $        -

Realized gains (losses) on investments
      Realized gain on sale of fund shares              -            -           (58)           -          (100)           -
      Realized gain distributions                       -            -             -            -            19            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                         -            -           (58)           -           (81)           -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                   -            -            61            -            (1)           3
                                             ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                        -            -             3            -           (75)           3
                                             ------------- ------------ ------------- ------------ ------------- ------------

Contract Transactions:
      Payments received from contract owners            -            -         3,190            -         9,178          200
      Transfers between subaccounts
         (including fixed accounts), net                -            -         5,724            -         5,098         (164)
      Transfers for contract benefits and
         terminations                                   -            -             -            -             -            -
      Contract maintenance charges                      -            -          (841)           -        (2,146)           -
Mortality and expense risk                              -                        (20)                       (42)
Administrative charges                                  -            -          (143)           -          (383)           -

Adjustments to net assets allocated
      to contracts in payout period                     -            -             -            -             -            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                        -            -         7,910            -        11,705           36
                                             ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                 -            -         7,913            -        11,630           39
Net assets at beginning of period                       -                          -                         39
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                   $         -   $        -   $     7,913   $        -    $   11,669   $       39
                                             ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                         -            -           645            -         1,033            3
      Withdrawals                                       -            -           (73)           -          (131)           -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding            -            -           572            -           902            3
Units outstanding at beginning of year                  -            -             -            -             3            -
                                             ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                        -            -           572            -           905            3
                                             ============= ============ ============= ============ ============= ============


(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                Fidelity VIP and VIP II (cont)   MFS
                                                -------------------------------- ---------------------------------------------------

                                                            Index 500              Capital Opportunities         Emerging Growth
                                                -------------------------------- -------------------------- ------------------------
                                                     2001            2000(A)        2001         2000(A)       2001        2000(A)
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Income:
      Dividends                                   $        5     $           -     $     -     $        -     $     -     $      -

Realized gains (losses) on investments
      Realized gain on sale of fund shares              (200)                -        (369)             -        (152)           -
      Realized gain distributions                          -                 -         296              -         152            -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
         Realized gain (losses)                         (200)                -         (73)             -           -            -
                                                -------------- ----------------- ----------- -------------- ----------- ------------

Change in unrealized appreciation
      during the year                                   (315)               (1)       (749)             2        (474)           -
                                                -------------- ----------------- ----------- -------------- ----------- ------------

Increase (decrease) in net assets from
      operations                                        (510)               (1)       (822)             2        (474)           -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Contract Transactions:
      Payments received from contract owners          13,577               200      15,321            200       1,554            -
      Transfers between subaccounts

         (including fixed accounts), net              12,269              (156)     10,822           (169)      1,752            -
      Transfers for contract benefits and
         terminations                                      -                 -           -              -           -            -
      Contract maintenance charges                    (3,284)                -      (3,264)             -        (362)           -

Mortality and expense risk                               (68)                          (54)                       (13)
Administrative charges                                  (548)                -        (589)             -         (44)           -

Adjustments to net assets allocated
      to contracts in payout period                        -                 -           -              -           -            -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Net increase (decrease) in net assets
      from contract transactions                      21,946                44      22,236             31       2,887            -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Total increase (decrease) in net assets               21,436                43      21,414             33       2,413            -

Net assets at beginning of period                         43                            33                          -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Net assets at end of  period                      $   21,479     $          43     $21,447     $       33     $ 2,413     $      -
                                                ============== ================= =========== ============== =========== ============

Accumulation units:

      Purchases                                        1,777                 3       1,505              2         216            -
      Withdrawals                                       (133)                -         (68)             -         (32)           -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Net increase (decrease) in units outstanding           1,644                 3       1,437              2         184            -

Units outstanding at beginning of year                     3                 -           2              -           -            -
                                                -------------- ----------------- ----------- -------------- ----------- ------------
Units outstanding at end of year                       1,647                 3       1,439              2         184            -
                                                ============== ================= =========== ============== =========== ============

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                MFS (continued)
                                                --------------------------------------------------------------------------------

                                                    Global Governments             High Income                  Research
                                                -------------------------- -------------------------- --------------------------
                                                   2001         2000(A)        2001        2000(A)        2001         2000(A)
                                                ----------- -------------- ------------ ------------- ------------ -------------
Income:
      Dividends                                   $     1     $        -     $      1     $       -     $      -     $       -

Realized gains (losses) on investments
      Realized gain on sale of fund shares              1              -           (2)            -          (54)            -
      Realized gain distributions                       -              -            -             -           85             -
                                                ----------- -------------- ------------ ------------- ------------ -------------
         Realized gain (losses)                         1              -           (2)            -           31             -
                                                ----------- -------------- ------------ ------------- ------------ -------------
Change in unrealized appreciation
      during the year                                   2              -            2             -          (84)            -
                                                ----------- -------------- ------------ ------------- ------------ -------------
Increase (decrease) in net assets from
      operations                                        4              -            1             -          (53)            -
                                                ----------- -------------- ------------ ------------- ------------ -------------

Contract Transactions:
      Payments received from contract owners          568              -          344             -          549             -
      Transfers between subaccounts
         (including fixed accounts), net              253              -          155             -        1,300             -
      Transfers for contract benefits and
         terminations                                   -              -            -             -            -             -
      Contract maintenance charges                   (113)             -          (70)            -         (126)            -

Mortality and expense risk                             (1)                         (1)                        (5)
Administrative charges                                (14)             -           (9)            -          (14)            -

Adjustments to net assets allocated
      to contracts in payout period                     -              -            -             -            -             -
                                                ----------- -------------- ------------ ------------- ------------ -------------

Net increase (decrease) in net assets
      from contract transactions                      693              -          419             -        1,704             -
                                                ----------- -------------- ------------ ------------- ------------ -------------

Total increase (decrease) in net assets               697              -          420             -        1,651             -

Net assets at beginning of period                       -                           -                          -
                                                ----------- -------------- ------------ ------------- ------------ -------------
Net assets at end of  period                      $   697     $        -     $    420     $       -     $  1,651     $       -
                                                =========== ============== ============ ============= ============ =============

Accumulation units:

      Purchases                                        66              -           44             -          153             -
      Withdrawals                                      (7)             -           (4)            -          (11)            -
                                                ----------- -------------- ------------ ------------- ------------ -------------

Net increase (decrease) in units outstanding           59              -           40             -          142             -

Units outstanding at beginning of year                  -              -            -             -            -             -
                                                ----------- -------------- ------------ ------------- ------------ -------------
Units outstanding at end of year                       59              -           40             -          142             -
                                                =========== ============== ============ ============= ============ =============

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                     Morgan Stanley                                        Pioneer VCT
                                                     --------------------------------------------------- ---------------------------
                                                           Emerging Markets
                                                              Equity                  Fixed Income               Equity-Income
                                                     ------------------------ -------------------------- ---------------------------
                                                       2001         2000(A)         2001       2000(A)         2001       2000(A)
                                                     ------------ ----------- ------------- --------------------------- ------------
Income:
      Dividends                                      $        -   $        -  $         25  $         -  $         53   $        0

Realized gains (losses) on investments
      Realized gain on sale of fund shares                 (134)           -             8            -          (163)           -
      Realized gain distributions                             -            3            10            -           161            -
                                                     ------------ ----------- ------------- ------------ -------------- ------------
         Realized gain (losses)                            (134)           3            18            -            (2)           -
                                                     ------------ ---------- -------------- ------------ -------------- -----------
Change in unrealized appreciation
      during the year                                       201           (2)           (6)           -          (117)           3
                                                     ------------ ----------- ------------- ------------ -------------- ------------
Increase (decrease) in net assets from
      operations                                             67            1            37            -           (66)           3
                                                     ------------ ----------- ------------- ------------ -------------- ------------
Contract Transactions:
      Payments received from contract owners              6,621          200           357            -         2,922          200
      Transfers between subaccounts
         (including fixed accounts), net                  4,405         (183)          313            -         2,107         (181)
      Transfers for contract benefits and
         terminations                                         -            -             -            -             -            -
      Contract maintenance charges                       (1,441)           -           (84)           -          (922)           -
Mortality and expense risk                                  (31)                        (3)                       (20)
Administrative charges                                     (237)           -            (5)           -          (143)           -
Adjustments to net assets allocated
      to contracts in payout period                           -            -             -            -             -            -
                                                     ------------ ----------- ------------- ------------ -------------- ------------
Net increase (decrease) in net assets
      from contract transactions                          9,317           17           578            -         3,944           19
                                                     ------------ ----------- ------------- ------------ -------------- ------------
Total increase (decrease) in net assets                   9,384           18           615            -         3,878           22
Net assets at beginning of period                            18                          -                         22
                                                     ------------ ----------- ------------- ------------ -------------- ------------
Net assets at end of period                          $    9,402   $       18  $        615  $         -  $      3,900   $       22
                                                     ============ =========== ============= ============ ============== ============
Accumulation units:
      Purchases                                           1,270            2            61            -           532            2
      Withdrawals                                           (75)           -           (12)           -          (171)           -
                                                     ------------ ----------- ------------- ------------ -------------- -----------
Net increase (decrease) in units outstanding              1,195            2            49            -           361            2
Units outstanding at beginning of year                        2            -             -            -             2            -
                                                     ------------ ----------- ------------- ------------ -------------- -----------
Units outstanding at end of year                          1,197            2            49            -           363            2
                                                     ============ =========== ============= ============ ============== ===========

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                    Pioneer VCT (continued)
                                                    --------------------------------------------------------------------------------

                                                              Fund                   Growth Shares              Mid-Cap Value
                                                    -------------------------- -------------------------  --------------------------
                                                        2001       2000(A)         2001       2000(A)         2001       2000(A)
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Income:
      Dividends                                     $         24  $         -  $          - $          -  $          1  $         -

Realized gains (losses) on investments
      Realized gain on sale of fund shares                  (104)           -           (12)           -           (20)           -
      Realized gain distributions                            186            -             -            -            21            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
         Realized gain (losses)                               82            -           (12)           -             1            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Change in unrealized appreciation
      during the year                                       (406)           -            18            -           137            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Increase (decrease) in net assets from
      operations                                            (300)           -             6            -           139            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------

Contract Transactions:
      Payments received from contract owners               2,458            -           286            -         1,926            -
      Transfers between subaccounts
         (including fixed accounts), net                   2,241            -            88            -         4,672            -
      Transfers for contract benefits and
         terminations                                          -            -             -            -             -            -
      Contract maintenance charges                          (569)           -          (191)           -          (331)           -
Mortality and expense risk                                   (21)                         -                        (16)
Administrative charges                                       (47)           -           (14)           -           (47)           -
Adjustments to net assets allocated
      to contracts in payout period                            -            -             -            -             -            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Net increase (decrease) in net assets
      from contract transactions                           4,062            -           169            -         6,204            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Total increase (decrease) in net assets                    3,762            -           175            -         6,343            -
Net assets at beginning of period                              -                          -                          -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Net assets at end of period                         $      3,762  $         -  $        175 $          -  $      6,343  $         -
                                                    ============  ============ ============ ============  ============  ============


Accumulation units:
     Purchases                                               528            -            76            -           485            -
     Withdrawals                                             (87)           -           (53)           -           (26)           -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Net increase (decrease) in units outstanding                 441            -            23            -           459            -
Units outstanding at beginning of year                         -            -             -            -             -            -
                                                    ------------  ------------ ------------ ------------  ------------  ------------
Units outstanding at end of year                             441            -            23            -           459            -
                                                    ============  ============ ============ ============  ============  ============

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                Pioneer VCT (continued)    Scudder VLIF
                                                -------------------------  -----------------------------------------------------

                                                   Real Estate Growth          Global Discovery            Growth and Income
                                                -------------------------- -------------------------   -------------------------
                                                    2001       2000(A)         2001       2000(A)         2001       2000 (A)
                                                -------------  ----------- -------------  ----------   -----------   -----------
Income:
      Dividends                                 $        218   $        -  $          -   $        -   $         -  $          -

Realized gains (losses) on investments
      Realized gain on sale of fund shares                24            -           (33)           -             -             -
      Realized gain distributions                          -            -             1            -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
         Realized gain (losses)                           24            -           (32)           -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Change in unrealized appreciation
      during the year                                    192           (1)           (3)           -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Increase (decrease) in net assets from
      operations                                         434           (1)          (35)           -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Contract Transactions:
      Payments received from contract owners           5,758          200           650            -             -             -
      Transfers between subaccounts
         (including fixed accounts), net               3,124         (178)          721            -             -             -
      Transfers for contract benefits and
         terminations                                      -            -             -            -             -             -
      Contract maintenance charges                    (1,368)           -          (186)           -             -             -
Mortality and expense risk                               (25)                        (3)                         -
Administrative charges                                  (248)           -           (38)           -             -             -
Adjustments to net assets allocated
      to contracts in payout period                        -            -             -            -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Net increase (decrease) in net assets
      from contract transactions                       7,241           22         1,144            -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Total increase (decrease) in net assets                7,675           21         1,109            -             -             -
Net assets at beginning of period                         21                          -                          -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Net assets at end of  period                    $      7,696   $       21  $      1,109   $        -   $         -  $          -
                                                =============  =========== =============  ==========   ===========  ============
Accumulation units:

      Purchases                                          715            2            98            -             -             -
      Withdrawals                                        (75)           -           (18)           -             -             -
                                                -------------  ----------- -------------  ----------   -----------  ------------
Net increase (decrease) in units outstanding             640            2            80            -             -             -
Units outstanding at beginning of year                     2            -             -            -             -             -
                                                -------------  ----------- -------------  ----------  ------------  ------------
Units outstanding at end of year                         642            2            80            -             -             -
                                                =============  =========== =============  ==========  ============  ============

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  Scudder VLIF (continued)      T.Rowe Price
                                                  ---------------------------------------------------------------------------------

                                                         International                Equity Income          International Stock
                                                  --------------------------    -----------------------   ------------------------
                                                      2001         2000(A)         2001       2000(A)         2001       2000(A)
                                                  ------------  ------------    -----------  ----------   -----------  -----------
Income:
      Dividends                                   $         8   $          -    $       22   $        -   $       154  $         -

Realized gains (losses) on investments
      Realized gain on sale of fund shares               (483)             -           (16)           -          (114)           -
      Realized gain distributions                         366              -            32            -             -            -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
         Realized gain (losses)                          (117)             -            16            -          (114)           -
                                                  ------------  ------------    -----------  ----------   -----------  -----------
Change in unrealized appreciation
      during the year                                    (907)             2           (12)           -          (529)           -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Increase (decrease) in net assets from
      operations                                       (1,016)             2            26            -          (489)           -
                                                  ------------  ------------    -----------  ----------   ------------ -----------

Contract Transactions:
      Payments received from contract owners            9,165            200         2,016            -         4,364            -
      Transfers between subaccounts
         (including fixed accounts), net                2,769           (148)        1,697            -         6,040            -
      Transfers for contract benefits and
         terminations                                       -              -             -            -             -            -
      Contract maintenance charges                     (1,920)             -          (481)           -        (1,143)           -

Mortality and expense risk                                (26)                          (9)                       (27)
Administrative charges                                   (357)             -           (61)           -          (195)           -
Adjustments to net assets allocated
      to contracts in payout period                         -              -             -            -             -            -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Net increase (decrease) in net assets
      from contract transactions                        9,631             52         3,162            -         9,039            -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Total increase (decrease) in net assets                 8,615             54         3,188            -         8,550            -
Net assets at beginning of period                          54                          -                            -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Net assets at end of period                       $     8,669   $         54    $    3,188   $        -   $     8,550  $         -
                                                  ============  ============    ===========  ==========   ===========- ===========
Accumulation units:

      Purchases                                         1,042              4           260            -           996            -
      Withdrawals                                        (119)             -           (32)           -           (62)           -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Net increase (decrease) in units outstanding              923              4           228            -           934            -
Units outstanding at beginning of year                      4              -             -            -             -            -
                                                  ------------  ------------    -----------  ----------   ------------ -----------
Units outstanding at end of year                          927              4           228            -           934            -
                                                  ============  ============    ===========  ==========   ============ ===========

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  T.Rowe Price (continued)
                                                  --------------------------------------------------------------------------------
                                                                                    New America             Personal Strategy
                                                      Limited-Term Bond                Growth                    Balanced
                                                  -------------------------- -------------------------- --------------------------
                                                      2001         2000(A)        2001        2000(A)       2001         2000(A)
                                                  -------------------------- -------------------------- --------------------------
Income:
      Dividends                                    $       352   $        -   $         -   $        -   $         2   $        -
Realized gains (losses) on investments
      Realized gain on sale of fund shares                  21            -          (143)           -            (3)           -
      Realized gain distributions                            -            -           199            -             -            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                             21            -            56            -            (3)           -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                       59            -            59            2             1            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                           432            -           115            2             -            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners             9,626            -         9,957          200           131            -
      Transfers between subaccounts
         (including fixed accounts), net                 9,197            -         5,674         (169)           21            -
      Transfers for contract benefits and
         terminations                                        -            -             -            -             -            -
      Contract maintenance charges                      (2,389)           -        (2,200)           -           (33)           -
Mortality and expense risk                                 (48)                       (38)                        (1)
Administrative charges                                    (386)           -          (406)           -            (4)           -
Adjustments to net assets allocated
      to contracts in payout period                          -            -             -            -             -            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                        16,000            -        12,987           31           114            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                 16,432            -        13,102           33           114            -

Net assets at beginning of period                            -                         33                          -
                                                  ------------- ------------ ------------- ------------ ------------- ------------

Net assets at end of  period                       $    16,432   $        -   $    13,135   $       33   $       114   $        -
                                                  ============= ============ ============= ============ ============= ============

Accumulation units:

      Purchases                                          1,333            -         1,233            3            12            -
      Withdrawals                                          (87)           -           (81)           -            (3)           -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding             1,246            -         1,152            3             9            -
Units outstanding at beginning of year                       -            -             3            -             -            -
                                                  ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                         1,246            -         1,155            3             9            -
                                                  ============= ============ ============= ============ ============= ============

(A) For the period from October 1 to December 31.
The accompanying notes are an integral part of these financial statements.

                        COMPANION LIFE SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

1.   NATURE OF OPERATIONS
     Companion Life Separate Account B (Separate Account) was established by Companion Life Insurance Company (Companion) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The State of New York approved a variable life product for sale in the state on June 30, 2000. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct. The Separate Account was inactive until October 1, 2000, when marketing efforts were started.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of Companion's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

                      Alger                Fidelity VIP and VIP II       Morgan Stanley            Scudder VLIF
                      -----                -----------------------       --------------            ------------
                American Growth             Asset Manager: Growth    Emerging Markets Equity      Global Discovery
         American Small Capitalization            Contrafund              Fixed Income            Growth & Income
                                                 Equity Income                                     International
                    Deutsche VIT                   Index 500
                    ------------
                 EAFE(R)Equity Index                  MFS                  Pioneer VCT             T. Rowe Price
                   Small Cap Index                    ---                  -----------             -------------
                                            Capital Opportunities         Equity-Income            Equity Income
                                                Emerging Growth               Fund              International Stock
                      Federated                Global Governments         Growth Shares           Limited-Term Bond
                      ---------                    High Income            Mid-Cap Value           New America Growth
                 Prime Money Fund II                 Research          Real Estate Growth     Personal Strategy Balanced
            U.S. Government Securities II

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of Companion, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES
     Mortality and Expense Risk Charge:

     Companion deducts a monthly charge as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of .70% of the accumulation value decreasing to .55% after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels.

     Contract Maintenance Charges:

     Cost of Insurance Charge - The cost of insurance is based upon the age, sex, risk and rate class of the insures, the specific amount of insurance coverage and the length of time the policy has been in force.

     Tax Expense Charge - A tax expense charge of 3.75% of each premium payment is deducted to reimburse Companion for state and local taxes and federal deferred aquisition cost taxes. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes and federal deferred acquisition cost. Companion reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that Companion determines are properly attributable to the Separate Account.

     Transfer Charge - Companion may charge a $10 fee for any transfer in excess of 12 transfers per policy year. This charge is deducted from the amount transferred.

     Surrender Charge - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The surrender charge is dependent upon the policyholders age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year. The length of the surrender charge period varies depending upon the policyholders issue age and varies between 9 and 12 years.

     Premium Processing Charge - Companion deducts $2 from each policy premium payment received to cover premium processing expenses.

     Cost of Riders - Additional insured, accidental death benefit and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised.

     Administrative charge:
     Companion deducts an administrative charge on each monthly deduction date of $7.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2001 were as follows:

                                                            Purchases    Sales
                                                          ------------  -------
         Alger American Growth                              $ 6,734    $   722
         Alger American Small Capitalization                  9,663      1,294

         Deutsche VIT EAFE(R)Equity Index                    17,653      1,010
         Deutsche VIT Small Cap Index                         7,955        912

         Federated Prime Money Fund II                      263,213     94,790
         Federated U.S. Government Securities II                314        294

         Fidelity VIP and VIP II Asset Manager: Growth            -          -
         Fidelity VIP and VIP II  Contrafund                  8,863        953
         Fidelity VIP and VIP II  Equity Income              13,368      1,663
         Fidelity VIP and VIP II  Index 500                  23,662      1,716

         MFS Capital Opportunities                           23,271      1,035
         MFS Emerging Growth                                  3,316        429
         MFS Global Governments                                 768         75
         MFS High Income                                        466         47
         MFS Research                                         1,835        131

         Morgan Stanley Emerging Markets Equity               9,875        558
         Morgan Stanley Fixed Income                            727        149

         Pioneer VCT  Equity-Income                           5,805      1,861
         Pioneer VCT  Fund                                    4,819        757
         Pioneer VCT  Growth Shares                             550        381
         Pioneer VCT  Mid-Cap Value                           6,558        354
         Pioneer VCT  Real Estate Growth                      8,077        836

         Scudder VLIF Global Discovery                        1,379        235
         Scudder VLIF Growth and Income                           -          -
         Scudder VLIF International                          10,846      1,215

         T. Rowe Price Equity Income                          3,588        426
         T. Rowe Price International Stock                    9,606        567
         T. Rowe Price Limited-Term Bond                     17,056      1,056
         T. Rowe Price New America Growth                    13,887        900
         T. Rowe Price Personal Strategy Balanced               158         44

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001, follows.

                                                      At December 31, 2001           For the year ended December 31, 2001
                                                 --------------------------------   --------------------------------------
                                                                                        Investment
                                                          Unit Fair                       Income      Expense   Total
                                                          ---------
                                                   Units    Value     Net Assets          Ratio*       Ratio**  Return***
                                                   -----    -----     ----------          -----        -----    ------
     Alger American Growth                           394  $ 14.93     $  5,881              0.03%       0.70%   (11.71)% (A)
     Alger American Small Capitalization             930     8.65        8,042              0.05        0.70    (31.73)

     Deutsche VIT EAFE(R)Equity Index              2,338     6.65       15,557              0.00        0.70    (26.11)
     Deutsche VIT Small Cap Index                    782     9.56        7,473              1.17        0.70     10.27

     Federated Prime Money Fund II               156,675     1.23      192,622              1.67        0.70      3.36
     Federated U.S. Government Securities II           2    12.00           24              5.85        0.70     (2.91)  (B)

                                                          At December 31, 2001           For the year ended December 31, 2001
                                                    --------------------------------  ---------------------------------------------
                                                                                         Investment
                                                             Unit Fair                    Income       Expense
                                                             ---------
                                                      Units     Value     Net Assets       Ratio*      Ratio**    Total Return***
                                                      -----   ----------  ----------       -----       -----      ------------
     Fidelity VIP and VIP II Asset Manager: Growth        -    $    -        $   -           0.00%       0.70%        0.00%
     Fidelity VIP and VIP II  Contrafund                572     13.83        7,913           0.00        0.70       (12.25) (C)
     Fidelity VIP and VIP II  Equity Income             905     12.89       11,669           0.11        0.70        (0.85)
     Fidelity VIP and VIP II  Index 500               1,647     13.04       21,479           0.05        0.70        (9.00)

     MFS Capital Opportunities                        1,439     14.90       21,447           0.00        0.70        (9.70)
     MFS Emerging Growth                                184     13.11        2,413           0.00        0.70       (33.49) (B)
     MFS Global Governments                              59     11.81          697           0.46        0.70         4.81  (D)
     MFS High Income                                     40     10.50          420           0.77        0.70         2.13  (D)
     MFS Research                                       142     11.63        1,651           0.00        0.70       (21.23) (B)

     Morgan Stanley Emerging Markets Equity           1,197      7.85        9,402           0.00        0.70       (12.78)
     Morgan Stanley Fixed Income                         49     12.55          615           4.36        0.70         9.38  (E)

     Pioneer VCT  Equity-Income                         363     10.74        3,900           1.89        0.70        (2.36)
     Pioneer VCT  Fund                                  441      8.53        3,762           0.67        0.70       (11.06) (B)
     Pioneer VCT  Growth Shares                          23      7.61          175           0.00        0.70       (19.23) (F)
     Pioneer VCT  Mid-Cap Value                         459     13.82        6,343           0.04        0.70        (6.47) (B)
     Pioneer VCT  Real Estate Growth                    642     11.99        7,696           5.90        0.70       (14.19)

     Scudder VLIF Global Discovery                       80     13.86        1,109           0.00        0.70       (24.97) (B)
     Scudder VLIF Growth and Income                       -         -            -           0.00        0.70         0.00
     Scudder VLIF International                         927      9.35        8,669           0.20        0.70       (30.74)

     T. Rowe Price Equity Income                        228     13.98        3,188           1.20        0.70         1.45  (A)
     T. Rowe Price International Stock                  934      9.15        8,550           3.84        0.70       (22.18) (G)
     T. Rowe Price Limited-Term Bond                  1,246     13.19       16,432           4.90        0.70         8.47  (G)
     T. Rowe Price New America Growth                 1,155     11.37       13,135           0.00        0.70         3.36
     T. Rowe Price Personal Strategy Balanced             9     12.67          114           2.66        0.70        (2.41) (B)

     (A) For the period from April 2 to December 31, 2001.
     (B) For the period from February 5 to December 31, 2001.
     (C) For the period from March 16 to December 31, 2001.
     (D) For the period from March 9 to December 31, 2001.
     (E) For the period from February 20 to December 31, 2001.
     (F) For the period from August 29 to December 31, 2001.
     (G) For the period from January 3 to December 31, 2001.

* These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

** These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting of mortality and expense charges, for the period indicated. The ratios include only those expenses that are based on a percent of the account value. These charges are made directly to contract owner accounts through the redemption of units. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the initial purchase date of that investment option in the variable account. The total return is calculated for the period indicated or from the initial purchase date through the end of the reporting period.

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     The Bylaws of Companion Life, adopted by Companion Life Insurance Company ("Companion") provide for indemnification of a director, officer or employee to the full extent of the law. Generally, the New York Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of Companion if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to Companion, unless a court determines otherwise.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Companion pursuant to the foregoing provisions, or otherwise, Companion has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Companion of expenses incurred or paid by a director, officer, or controlling person of Companion in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Companion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

     Companion represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Companion.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

     The Prospectus consisting of 96 pages.

     The undertaking to file reports.

     The Rule 484 Undertaking.

     The Section 26(e) Representation.

     The signatures.

     Written consents of the following persons:

         Independent Auditors
         Thomas J. McCusker, Esquire
         Robert E. Hupf, F.S.A., M.A.A.A.

     The following exhibits:

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description of Exhibit
-----------         ----------------------
1.A.  (1)           Resolution of the Board of Directors of Companion Life Insurance Company establishing the
                    Variable Account. *

      (2)           None.

      (3)(a)        Principal Underwriting Agreement by and between
                    Companion Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor
                    Services, Inc.******

         (b)        Form of  Broker/Dealer Supervision  and Sales Agreement by and between Mutual of Omaha
                    Investor Services, Inc. and the Broker/Dealer.*

         (c)        Commission Schedule for Policies.******

      (4)           None.

      (5)(a)        Form of Policy for the Flexible Premium Variable Universal Life Insurance Policy.*****

         (b)        Disability Rider.*****

         (c)        Optional Paid-Up Life Insurance Rider.*****

         (d)        Accidental Death Benefit Rider.*****

         (e)        Systematic Transfer Enrollment Program Endorsement to the Policy.*****

         (f)        Term Life Insurance Rider on Additional Insured.*****

      (6)(a)        Articles of Incorporation of Companion Life Insurance Company.******

         (b)        Bylaws of Companion Life Insurance Company.******

      (7)           None.

      (8)(a)        Participation Agreement, as amended, by and among Companion Life Insurance Company, Fred
                    Alger Management, Inc. and The Alger American Fund.*****

         (b)        Participation  Agreement, as amended, by and among Companion Life Insurance Company and
                    Insurance Management Series and Federated Securities Corp.*****

         (c)        Participation Agreement, as amended, by and among Companion Life Insurance Company,
                    Variable Insurance Products Fund, Variable Insurance Products Fund II and Fidelity
                    Distributors Corporation.*****

         (c)(1)     Second Amendment to Participation Agreement by and among Companion Life Insurance Company,
                    Variable Insurance Products Fund and Fidelity Distributors Corporation.*******

         (c)(2)     Fourth Amendment to Participation Agreement by and among Companion Life Insurance Company,
                    Variable Products Fund II and Fidelity Distributors Corporation.*******

         (d)        Participation Agreement, as amended, by and among Companion Life Insurance Company and MFS
                    Variable Insurance Trust, and Massachusetts Financial Services Company.*****


          (e)       Participation Agreement by and among Companion Life Insurance Company and Pioneer Variable
                    Contracts Trust and Pioneer Funds Distributor, Inc.*****

          (f)       Participation Agreement by and between Companion Life Insurance Company and the Scudder
                    Variable Life Investment Fund.****

          (g)       Participation Agreement, as amended, by and among Companion Life Insurance Company and T.
                    Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe
                    Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc.*****

          (h)       Participation Agreement by and among Companion Life Insurance Company and Morgan Stanley
                    Universal Funds, Morgan Stanley Asset Management Inc. and Miller Anderson & Sherrerd,
                    LLP.*****

          (i)       Participation Agreement by and between Companion Life Insurance Company and BT Insurance
                    Funds Trust.***


          (i)(1)    Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT
                    Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and Companion Life
                    Insurance Company.*******

          (j)       First Amendment to the Participation Agreement by and among United of Omaha Life Insurance
                    Company, Companion Life Insurance Company of New York and Scudder Variable Life Investment
                    Fund.*****

       (9)          None.

       (10)         Form of Application for the Companion Life Insurance Company Flexible Premium Variable
                    Universal Life Insurance Policy.*****



       (11)         Issuance, Transfer and Redemption Memorandum.******


2.                  Opinion and Consent of Counsel.

3.                  Not Applicable.

4.                  Not Applicable.

5.                  Not Applicable.

6.                  Opinion and Consent of Actuary.

7.                  Consent of Independent Auditors.

8.                  Powers of Attorney.**


* Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 23, 1997 (File No. 33-98062).

** Incorporated by reference to the Registration Statements for Companion Life Separate Account C filed on April 26, 1999 and April 26, 2000 (File No. 33-98062).

*** Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 26, 2000 (File No. 33-98062).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 23, 1997 (File No. 33-89848).

***** Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on July 11, 2000 (File No. 333-41172).

****** Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on September 28, 2000 (File No. 333-41172).

******* Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 29, 2002 (File No. 33-98062).


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Companion Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Omaha, and State of Nebraska, on the 29th day of April, 2002.

                                        COMPANION LIFE SEPARATE ACCOUNT B
                                        (Registrant)

                                        COMPANION LIFE INSURANCE COMPANY
                                        (Depositor)

                                             /s/ Thomas J. McCusker
                                                 ------------------

                                             By: Thomas J. McCusker

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                   Title                                         Date
---------                                   -----                                         ----
         *                                  Chairman of the Board                         4/29/02
----------------------
John W. Weekly

         *                                  President                                     4/29/02
----------------------
Randall C. Horn

         *                                  Director                                      4/29/02
----------------------
Randall C. Horn

         *                                  Director                                      4/29/02
----------------------
 Fred C. Boddy

         *                                  Vice President and Treasurer                  4/29/02
----------------------
Fred C. Boddy

         *                                  Principal Financial and Accounting Officer    4/29/02
----------------------
Fred C. Boddy

         *                                  Director                                      4/29/02
----------------------
William G. Campbell


         *                                  Director                                      4/29/02
----------------------
Samuel L. Foggie, Sr.

         *                                  Director                                      4/29/02
----------------------
M. Jane Huerter

         *                                  Director                                      4/29/02
----------------------
Charles T. Locke III

         *                                  Director                                      4/29/02
----------------------
James J. O'Neill

         *                                  Director                                      4/29/02
----------------------
Oscar S. Straus II

         *                                  Director                                      4/29/02
----------------------
John A. Sturgeon

         *                                  Director                                      4/29/02
----------------------
John W. Weekly


By:  /s/ Thomas J. McCusker
     ----------------------
     Thomas J. McCusker

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of April 26, 1999 and April 26, 2000, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 2 to the Registration Statement.

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.      Description of Exhibit
   -----------
        2.          Opinion and Consent of Counsel.

        6.          Opinion and Consent of Actuary.

        7.          Consent of Independent Auditor.

--------------------------------------------------------------------------------
                                                      Registration No. 333-41172
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------



                        COMPANION LIFE SEPARATE ACCOUNT B
                        =================================

                                       OF

                        COMPANION LIFE INSURANCE COMPANY

                                  ------------
                                    EXHIBITS
                                  ------------




                                       TO

                      POST-EFFECTIVE AMENDMENT NO. 2 TO THE

                       REGISTRATION STATEMENT ON FORM S-6

                                      under

                           THE SECURITIES ACT OF 1933





--------------------------------------------------------------------------------
                                 April 29, 2002